As filed with the Securities and Exchange Commission
on October 28, 2005

Securities Act Registration No. 2-91216
Investment Company Act Registration No. 811-4023

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 45  ☒
  and/or
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐
  Amendment No. 46  ☒

(Check appropriate box or boxes)

DRYDEN MUNICIPAL SERIES FUND

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective
date of the Registration Statement.

It is proposed that this filing will become effective
(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dryden Municipal Series Fund
Florida Series

OCTOBER 28, 2005

PROSPECTUS

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

4	Evaluating Performance

6	Fees and Expenses

8	How the Series Invests

8	Investment Objective and Policies

10	Other Investments and Strategies

12	Investment Risks

17	How the Series is Managed

17	Board of Trustees

17	Manager

18	Subadviser

19	Distributor

19	Disclosure of Portfolio Holdings

20	Series Distributions and Tax Issues

20	Distributions

21	Tax Issues

22	If You Sell or Exchange Your Shares

23	How to Buy, Sell and Exchange Shares of the Series

23	How to Buy Shares

33	How to Sell Your Shares

36	How to Exchange Your Shares

40	Telephone Redemptions or Exchanges

40	Expedited Redemption Privilege

41	Financial Highlights

42	Class A Shares

43	Class B Shares

44	Class C Shares

45	Class Z Shares

A-1	Description of Security Ratings

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about Florida Series (the Series) of the Dryden Municipal Series Fund (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. This means we invest primarily in Florida state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "Florida obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.

As a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of the Series' investable assets in Florida obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or high-yield municipal debt obligations, commonly known as junk bonds. The Series may invest in Florida obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2005, the Series' weighted average maturity was 14.3 years.

While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of

1

Risk/Return Summary

confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

Bond prices and the Series' net asset value (NAV) generally move in opposite directions from interest rates - if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Because the Series will concentrate its investments in Florida obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Florida obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of Florida are susceptible to problems in the agricultural sector. The Series, therefore, may be more susceptible to developments affecting those

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areas than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in Florida obligations. For more detailed information on the risks of investing in Florida obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Risk/Return Summary

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.

Annual Returns* (Class A shares)

BEST QUARTER: 7.46% (1st Quarter 1995) WORST QUARTER: –2.36% (2nd Quarter 2004)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) and management fee waivers, the annual total returns would have been lower, too. The return of the Class A shares from 1-1-05 to 9-30-05 was 1.57%.

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Average Annual Returns1 (as of 12/31/04)

Return Before Taxes	One Year		Five Years	Ten Years		Since Inception
Class B shares	–	2.21%	5.73%	5.99%	(5.78)	5.38%	(5.13)	(since 8-1-94)
Class C shares	1.45		5.63	5.72	(5.52)	4.72	(4.34)	(since 7-26-93)
Class Z shares	3.20		6.44	N/A		5.36	(5.32)	(since 12-6-96)
Class A Shares
Return Before Taxes	–	1.18	5.29	5.88	(5.67)	6.12	(5.56)	(since 12-28-90)
Return After Taxes on Distributions[2]	–	1.52	5.08	5.77	(5.56)	5.97	(5.40)	(since 12-28-90)
Return After Taxes on Distributions and Sale of Series Shares[2,3]	0.62		5.10	5.72	(5.51)	5.95	(5.38)	(since 12-28-90)
Index and Average
Lehman Muni Bond Index[4]	4.48		7.20	7.06
Lipper Average[5]	3.53		6.07	6.12

1  The Series' returns are after deduction of current sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares, respectively, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parenthesis.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

4  The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) - an unmanaged index of over 39,000 long-term investment-grade municipal bonds - gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 6.97% for Class A, 6.50% for Class B, 6.09% for Class C and 6.03% for Class Z shares. Source: Lehman Brothers.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper Florida Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.25% for Class A, 5.58% for Class B, 5.17% for Class C and 4.90% for Class Z shares. Source: Lipper Inc.

5

Risk/Return Summary

FEES AND EXPENSES

This table shows the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series - Classes A, B, C and Z. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Series Operating Expenses (deducted from Series assets)

	Class A	Class B	Class C	Class Z
Management fees	.50%	.50%	.50%	.50%
+ Distribution and service (12b-1) fees	.30%[5]	.50%	1.00%[5]	None
+ Other expenses	.45%	.45%	.45%	.45%
= Total annual Series operating expenses	1.25%	1.45%	1.95%	.95%
– Fee waiver or expense reimbursement	.05%[5]	None	.25%[5]	None
= Net annual Series operating expenses	1.20%	1.45%	1.70%	.95%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

3  The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  For the period ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

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Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for the contractual waiver of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$522	$770	$1,038	$1,801
Class B shares	648	759	892	1,636
Class C shares	273	588	1,029	2,255
Class Z shares	97	303	525	1,166

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$522	$770	$1,038	$1,801
Class B shares	148	459	792	1,636
Class C shares	173	588	1,029	2,255
Class Z shares	97	303	525	1,166

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How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing the Series' objective, we invest primarily in Florida obligations, including Florida state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that the Series will have at least 80% of its investable assets invested in Florida obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues - Distributions."

Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in high-yield municipal debt obligations or junk bonds. Lower-rated bonds tend

Municipal Bonds

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.

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to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.

During the fiscal year ended August 31, 2005, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' net assets, were as follows:

Ratings	Percentages of Net Assets
AAA/Aaa	72.6%
AA/Aa	8.9%
A/A	6.2%
BBB/Baa	4.7%
Unrated	6.7%
Other assets in excess of liabilities	0.9%

In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

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How the Series Invests

The Series' investment objective and policy of investing at least 80% of the Series' investable assets in Florida obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Municipal Lease Obligations

The Series may invest in municipal lease obligations. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

Municipal Asset-Backed Securities

The Series may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Floating Rate Bonds, Variable Rate Bonds, Inverse Floaters, Secondary Inverse Floaters and Zero Coupon Municipal Bonds

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. Variable rate bonds are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. Inverse floaters are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Secondary inverse floaters are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Zero coupon municipal bonds do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a

10

price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

When-Issued and Delayed-Delivery Securities

The Series may purchase municipal bonds on a when-issued or delayed-delivery basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

Derivative Strategies

We may use various derivative strategies to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives - such as futures contracts, options on futures and various types of swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage (borrowing to take advantage of investment opportunities) could magnify losses. If the Series borrows money to purchase securities and those securities decline in value, then the value of the Series' shares will decline faster than if the Series were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Futures Contracts and Related Options

The Series may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, on a stipulated future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

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How the Series Invests

Swap Transactions

The Series may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, interest rate swaps, total return swaps and index swaps.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risks of Hedging and Return Enhancement Strategies."

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from Florida intangibles taxation and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it borrows money (the Series can currently borrow up to 331/3% of the value of its total assets) and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain of the Series' other non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

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Investment Type

% of Series' Assets	Risks	Potential Rewards
Municipal bonds At least 80% under normal circumstances	■ Concentration risk - the risk that bonds may lose value because of political, economic or other events affecting issuers of Florida obligations
■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond's quality, the higher its potential volatility
■ Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer
■ Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with other types of municipal bonds
■ Nonappropriation risk - the risk that the state or municipality may not include the bond obligations in future budgets
■ Tax risk - the risk that federal, state or local income or intangibles tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT)
■ If interest rates decline, long-term yields should be higher than money market yields
■ Bonds have generally outperformed money market instruments over the long term
■ Most bonds rise in value when interest rates fall

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How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Zero coupon municipal bonds Percentage varies; usually less than 40%	■ See credit risk, market risk, concentration risk and tax risk ■ Typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT ■ Value rises faster when interest rates fall

High-yield municipal debt obligations (junk bonds) Up to 30%	■ See market risk (particularly high), credit risk (particularly high), illiquidity risk (particularly high) and tax risk ■ Are generally less secure than higher-quality debt securities	■ May offer higher interest income and higher potential gains than higher-grade municipal bonds ■ Most bonds rise in value when interest rates fall

Municipal lease obligations Percentage varies; usually less than 25%	■ See concentration risk, credit risk, market risk, illiquidity risk, nonappropriation risk and tax risk
■ Abatement risk - the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use of the equipment or facility	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ If interest rates decline, long-term yields should be higher than money market yields

14

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Derivatives (including swaps) Percentage varies; usually less than 20%; up to 15% for swaps (other than interest rate swaps)	■ The value of derivatives (such as futures, options on futures, and various types of swaps) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to the Series when the price movement of a derivative does not correlate with a change in the value of the Series security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses
■ Certain types of derivatives involve costs to the Series that can reduce returns
■ May be difficult to value precisely or sell at the time or price desired	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ One way to manage the Series' risk/return balance is to lock in the value of an investment ahead of time
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost
■ Hedges that correlate well with an underlying position can increase or enhance investment income or capital gains at low cost

When-issued and delayed-delivery securities Percentage varies; usually less than 20%	■ Value of securities may decrease before delivery occurs ■ Broker/dealer may become insolvent prior to delivery ■ Investment losses may exceed potential underlying investment gains ■ See tax risk	■ May magnify underlying investment gains

15

How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Municipal asset-backed securities Percentage varies; usually less than 15%	■ Prepayment risk - the risk that the underlying bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Series to reinvest in lower yielding bonds
■ Credit risk - the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk and tax risk	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ Pass-through instruments provide greater diversification than direct ownership of municipal bonds
■ May offer higher yield due to their structure

Inverse floaters/secondary inverse floaters Percentage varies; usually less than 15%	■ High market risk - risk that inverse floaters will fluctuate in value more dramatically than other debt securities when interest rates change
■ See credit risk, illiquidity risk and tax risk
	■ Secondary inverse floaters are subject to additional risks of municipal asset-backed securities	■ Income generally will increase when interest rates decrease

Illiquid securities Up to 15% of net assets	■ See illiquidity risk	■ May offer a more attractive yield or potential for growth than more widely traded securities

Variable/floating rate bonds Percentage varies; usually less than 10%	■ Value lags value of fixed-rate securities when interest rates change ■ See tax risk	■ May offer protection against interest rate increases

16

How the Series is Managed

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended August 31, 2005, the Series paid PI management fees of 0.50 of 1% of the Series' average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board of the Fund, Pl is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Series' subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission or the SEC) that generally permits Pl to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new subadvisers or material amendments to advisory agreements pursuant to the Order.

17

How the Series is Managed

SUBADVISER

Prudential Investment Management, Inc. (PIM) is the Series' subadviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Funds' annual reports for any agreements approved during the six-month period ended August 31, 2005 and will be available in the Series' semi-annual reports for any agreements approved during the six-month period ended February 28, 2006.

Robert Tipp and Susan Courtney of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the management of the Series.

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income Group. He has supervisory responsibility for PIM Fixed Income Group's portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. government and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience. Mr. Tipp has managed the Series since October 2004.

Susan Courtney is a Principal and Head of the Municipal Bond Team at PIM Fixed Income Group. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where for the prior 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 21 years of investment experience. Ms. Courtney has managed the Series since March 2005.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM Fixed Income. He is also Head of Municipal Bond Research, where he covers real estate, housing, public power, cogeneration and unrated corporate backed bonds. Prior to

18

joining PIM Fixed Income in 1997, Mr. Hepworth was a sell side municipal research analyst at Prudential Securities, and a senior analyst in the Capital Markets Credit and Private Client areas of Merrill Lynch. Mr. Hepworth is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts. He has 20 years of investment experience. Mr. Hepworth has managed the Fund since November 2004.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Series may be found in the SAI under "Investment Advisory and Other Services - Portfolio Managers".

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Series' portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Series may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

19

Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of net investment income monthly and capital gains, if any, at least annually to shareholders. Dividends generally will be exempt from federal income tax. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes and shares of the Series will be subject to the Florida intangibles tax. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes dividends out of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders will not be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends from the Series will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

As we mentioned before, the Series will concentrate its investments in Florida obligations. In addition to being exempt from federal income taxes, Series' shares will be exempt from the Florida intangibles tax for Florida residents if at least 90 percent of the net assets of the Series' portfolio of assets consists of obligations exempt from Florida intangible tax. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal income tax at ordinary income tax rates.

Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

The Series also distributes short-term and long-term capital gains to shareholders - typically once a year. Long-term capital gains are generated when the Series sells for a

20

profit capital assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year.

Series taxable distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and if you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions and gross sale proceeds. Dividends of taxable net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

21

Series Distributions and Tax Issues

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain which is subject to federal income tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for federal income tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

The conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section. We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" for federal income tax purposes.

22

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

In order to buy shares of the Series, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares, including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

23

How to Buy, Sell and
Exchange Shares of the Series

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Series. Although the Series is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Series has advised the financial intermediaries and

24

broker-dealers who maintain such accounts of these limitations. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B			Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000			$2,500	None

Minimum amount for subsequent purchases[1]	$100	$100			$100	None

Maximum initial sales charge	4.00% of the public offering price	None			None	None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7		5% 4% 3% 2% 1% 1% 0%	1% on sales made within 12 months of purchase	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1% (.25 of 1% currently)[5]	.50	of 1%		1% (.75 of 1% currently)[5]	None

1  The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

3  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Class A and Class B shares may pay a service fee of up to .25 of 1%. Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), and for Class B shares, is limited to .50 of 1% (including up to .25 of 1% as a service fee). Class C shares pay a distribution fee (in addition to the service fee), of .75 of 1%.

5  For the year ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

25

How to Buy, Sell and
Exchange Shares of the Series

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $100,000	4.00%	4.17%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999[1]	None	None	0.70[2]

1  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares you will not be subject to an initial sales charge but you will be subject to a 1% CDSC if you sell these shares within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

2  For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you and, if applicable an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable the group already own, (2) the value of money market shares you and, if applicable an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you and, if applicable an eligible group of related investors are purchasing;

■  Sign a Letter of Intent, stating in writing that you and, if applicable an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Eligible Group of Related Investors

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

26

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■  for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial

27

How to Buy, Sell and
Exchange Shares of the Series

sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call us at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in

28

connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds

■  persons who have retired directly from active service with Prudential or one of its subsidiaries

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the Fund's Statement of Additional Information (SAI), which is available free of charge upon request. The Series also makes available free of charge, on its website at www.jennisondryden.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

29

How to Buy, Sell and
Exchange Shares of the Series

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

■  Prudential, with an investment of $10 million or more; and

■  Qualified state tuition programs (529 Plans).

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

30

Step 3: Understanding the Price You'll Pay

The price you pay for each share of a Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). With respect to any portion of a Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value per share of the investment company in which the Series invests.

A Series may also use fair value pricing if it determines that a market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares of the Series are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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How to Buy, Sell and
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such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or you can either notify your broker or notify the Transfer Agent, in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

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Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

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How to Buy, Sell and
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Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the SEC, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

■  You are selling more than $100,000 of shares,

■  You want the redemption proceeds made payable to someone that is not in our records

■  You want the redemption proceeds sent to some place that is not in our records, or

■  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares, only), and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

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Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

■  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B Shares."

Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

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How to Buy, Sell and
Exchange Shares of the Series

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect the Series' performance and the interests of long-term investors. When a

36

shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have available to invest. In addition, if a Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Series that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Series calculates its own share price. Series that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Series' Transfer Agent monitors trading activity on a daily basis. The Series has implemented a trading policy that limits the number of times a shareholder may purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account and will remain in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Series are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

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How to Buy, Sell and
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If a Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with the Series' policies as set forth in the Series' prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs

38

incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Series.

Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

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How to Buy, Sell and
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TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Series, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Series' annual report, along with the Series' audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended August 31, 2005 and 2004, were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to August 31, 2004 were audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

Class A Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(d)	2001
Net asset value, beginning of year	$10.44	$10.49	$10.68	$10.70	$10.23
Income from investment operations:
Net investment income	.35	.36	.42	.49	.51
Net realized and unrealized gain (loss) on investment transactions	.03	.24	(.17)	(.02)	.47
Total from investment operations	.38	.60	.25	.47	.98
Less distributions:
Dividends from net investment income	(.37)	(.37)	(.42)	(.49)	(.51)
Distributions in excess of net investment income	-	-	-	-	- (b)
Distributions from net realized gains	(.16)	(.28)	(.02)	-	-
Total distributions	(.53)	(.65)	(.44)	(.49)	(.51)
Net asset value, end of year	$10.29	$10.44	$10.49	$10.68	$10.70
Total return(a)	3.71%	5.82%	2.32%	4.49%	9.91%
Ratios/Supplemental Data
Net assets, end of year (000)	$47,931	$53,058	$59,498	$63,463	$67,712
Average net assets (000)	$50,843	$57,047	$63,290	$64,601	$68,365
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees(c)	1.20%	1.13%	1.07%	1.01%	.98%
Expenses, excluding distribution fees and service (12b-1) fees	.95%	.88%	.82%	.76%	.73%
Net investment income	3.42%	3.48%	3.94%	4.71%	4.89%
For Class A, B, C, and Z shares:
Portfolio turnover rate	22%	45%	60%	41%	36%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

(d)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.69% to 4.71%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

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Class B Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(c)	2001
Net asset value, beginning of year	$10.44	$10.50	$10.68	$10.71	$10.23
Income from investment operations:
Net investment income	.33	.34	.40	.47	.48
Net realized and unrealized gain (loss) on investment transactions	.02	.22	(.17)	(.03)	.48
Total from investment operations	.35	.56	.23	.44	.96
Less distributions:
Dividends from net investment income	(.34)	(.34)	(.39)	(.47)	(.48)
Distributions in excess of net investment income	-	-	-	-	- (b)
Distributions from net realized gains	(.16)	(.28)	(.02)	-	-
Total distributions	(.50)	(.62)	(.41)	(.47)	(.48)
Net asset value, end of year	$10.29	$10.44	$10.50	$10.68	$10.71
Total return(a)	3.45%	5.46%	2.16%	4.24%	9.64%
Ratios/Supplemental Data
Net assets, end of year (000)	$8,070	$12,215	$16,635	$22,996	$25,551
Average net assets (000)	$10,030	$14,296	$19,636	$23,430	$24,655
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees	1.45%	1.38%	1.32%	1.26%	1.23%
Expenses, excluding distribution fees and service (12b-1) fees	.95%	.88%	.82%	.76%	.73%
Net investment income	3.18%	3.23%	3.70%	4.47%	4.64%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.45% to 4.47%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

43

Financial Highlights

Class C Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(d)	2001
Net asset value, beginning of year	$10.44	$10.50	$10.68	$10.70	$10.23
Income from investment operations:
Net investment income	.30	.31	.38	.44	.46
Net realized and unrealized gain (loss) on investment transactions	.02	.22	(.17)	(.02)	.47
Total from investment operations	.32	.53	.21	.42	.93
Less distributions:
Dividends from net investment income	(.31)	(.31)	(.37)	(.44)	(.46)
Distributions in excess of net investment income	-	-	-	-	- (b)
Distributions from net realized gains	(.16)	(.28)	(.02)	-	-
Total distributions	(.47)	(.59)	(.39)	(.44)	(.46)
Net asset value, end of year	$10.29	$10.44	$10.50	$10.68	$10.70
Total return(a)	3.19%	5.20%	1.91%	3.99%	9.37%
Ratios/Supplemental Data
Net assets, end of year (000)	$3,854	$5,051	$5,693	$5,848	$5,857
Average net assets (000)	$4,461	$5,443	$6,045	$5,806	$5,756
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees(c)	1.70%	1.63%	1.57%	1.51%	1.48%
Expenses, excluding distribution fees and service (12b-1) fees	.95%	.88%	.82%	.76%	.73%
Net investment income	2.93%	2.98%	3.44%	4.22%	4.39%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

(d)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.20% to 4.22%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

44

Class Z Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(c)	2001
Net asset value, beginning of year	$10.44	$10.50	$10.68	$10.70	$10.22
Income from investment operations:
Net investment income	.38	.39	.46	.52	.53
Net realized and unrealized gain (loss) on investment transactions	.02	.22	(.17)	(.02)	.48
Total from investment operations	.40	.61	.29	.50	1.01
Less distributions:
Dividends from net investment income	(.39)	(.39)	(.45)	(.52)	(.53)
Distributions in excess of net investment income	-	-	-	-	- (b)
Distributions from net realized gains	(.16)	(.28)	(.02)	-	-
Total distributions	(.55)	(.67)	(.47)	(.52)	(.53)
Net asset value, end of year	$10.29	$10.44	$10.50	$10.68	$10.70
Total return(a)	3.97%	5.99%	2.68%	4.85%	10.18%
Ratios/Supplemental Data
Net assets, end of year (000)	$924	$1,197	$1,297	$1,289	$788
Average net assets (000)	$1,029	$1,203	$1,567	$1,012	$579
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.95%	.88%	.82%	.76%	.73%
Expenses, excluding distribution and service (12b-1) fees	.95%	.88%	.82%	.76%	.73%
Net investment income	3.68%	3.74%	4.14%	4.96%	5.13%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distribution.

(b)  Less than $.005 per share.

(c)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $.005 and increase the ratio of net investment income from 4.93% to 4.96%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

45

(This page has been left blank intentionally.)

46

Appendix A: Description of Security Ratings

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

Appendix A: Description of Security Ratings

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A-2

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates

A-3

Appendix A: Description of Security Ratings

that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-4

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

A-5

Appendix A: Description of Security Ratings

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

A-6

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

A-7

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

JennisonDryden Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden Municipal Series Fund/Florida Series

Share Class	A	B	C	Z
Nasdaq	PFLAX	PFABX	PFLCX	PFLZX

CUSIP	262468101	262468200	262468309	262468408

MF148A  The Investment Company Act File Number for the Dryden Municipal Series Fund is 811-4024.

Dryden Municipal Series Fund
New Jersey Series

OCTOBER 28, 2005

PROSPECTUS

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New Jersey state income tax and federal income tax consistent with the preservation of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of the Prudential Insurance Company of America, Newark, NJ and its affiliates.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Series Invests

7	Investment Objective and Policies

9	Other Investments and Strategies

12	Investment Risks

18	How the Series is Managed

18	Board of Trustees

18	Manager

19	Subadviser

20	Distributor

20	Disclosure of Portfolio Holdings

21	Series Distributions and Tax Issues

21	Distributions

22	Tax Issues

23	If You Sell or Exchange Your Shares

24	How to Buy, Sell and Exchange Shares of the Series

24	How to Buy Shares

34	How to Sell Your Shares

37	How to Exchange Your Shares

41	Telephone Redemptions or Exchanges

41	Expedited Redemption Privilege

42	Financial Highlights

43	Class A Shares

44	Class B Shares

45	Class C Shares

46	Class Z Shares

A-1	Description of Security Ratings

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about New Jersey Series (the Series) of the Dryden Municipal Series Fund (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize current income that is exempt from New Jersey state income tax and federal income tax consistent with the preservation of capital. This means we invest primarily in New Jersey state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "New Jersey obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.

As a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of the Series' investable assets in New Jersey obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or high-yield municipal debt obligations, commonly known as junk bonds. The Series may invest in New Jersey obligations, the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2005, the Series' weighted average maturity was 13.7 years.

While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the

New Jersey Series 1

Risk/Return Summary

securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Futhermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

Bond prices and the Series' net asset value (NAV) generally move in opposite directions from interest rates - if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Because the Series will concentrate its investments in New Jersey obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New Jersey obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, New Jersey's diversified economy consists of a variety of manufacturing, construction and service industries, and is supplemented by rural areas with selective commercial agriculture. The Series, therefore, may be more susceptible to developments affecting those sectors than a municipal bond fund that invests in

2 Visit our website at www.jennisondryden.com

obligations of several states. This example illustrates just one of the risks of investing in New Jersey obligations. For more detailed information on the risks of investing in New Jersey obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.

Annual Return* (Class B shares)

BEST QUARTER: 6.15% (1st Quarter 1995) WORST QUARTER: –2.70% (2nd Quarter 2004)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver, the annual total returns would have been lower, too. The return of the Class B shares from 1-1-05 to 9-30-05 was 1.82%.

New Jersey Series 3

Risk/Return Summary

Average Annual Total Returns1 (as of 12-31-04)

Return Before Taxes	One Year					Five Years	Ten Years	Since Inception
Class A shares	–	1.28%	5.55%	5.68%	(5.63%)	6.12%	(5.92%)	(since 1-22-90)
Class C shares	1.43%		5.88%	5.53%	(5.48%)	5.03%	(4.98%)	(since 8-1-94)
Class Z shares	3.09%		6.66%	N/A		5.58%	(5.57%)	(since 12-6-96)
Class B Shares
Return Before Taxes	–	2.24%	5.99%	5.79%	(5.74%)	6.41%	(5.97%)	(since 3-4-88)
Return After Taxes on Distributions[2]	–	2.39%	5.87%	5.64%	(5.59%)	6.24%	(5.81%)	(since 3-4-88)
Return After Taxes on Distributions and Sale of Series Shares[2,3]	–	0.04%	5.70%	5.56%	(5.51%)	6.19%	(5.75%)	(since 3-4-88)
Index and Average
Lehman Muni Bond Index[4]	4.48%		7.20%	7.06%
Lipper Average[5]	3.63%		6.20%	5.98%

1  The Series' returns are after deduction of current sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares, respectively, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parenthesis.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

4  The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) - an unmanaged index of over 39,000 long-term investment-grade municipal bonds - gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.07% for Class A, 7.18% for Class B, 6.50% for Class C and 6.03% for Class Z shares. Source: Lehman Brothers.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper New Jersey Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.52% for Class A, 6.74% for Class B, 5.49% for Class C and 4.91% for Class Z shares. Source: Lipper Inc.

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FEES AND EXPENSES

This table shows the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series - Classes A, B, C and Z. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	CLASS A	CLASS B	CLASS C	CLASS Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Series Operating Expenses (deducted from Series assets)

	CLASS A	CLASS B	CLASS C	CLASS Z
Management fees	.50%	.50%	.50%	.50%
+ Distribution and service (12b-1) fees	.30%[5]	.50%	1.00%[5]	None
+ Other expenses	.25%	.25%	.25%	.25%
= Total annual Series operating expenses	1.05%	1.25%	1.75%	0.75%
– Fee waiver or expense reimbursement	.05%[5]	None	.25%[5]	None
= Net annual Series operating expenses	1.00%	1.25%	1.50%	0.75%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

3  The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  For the year ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

New Jersey Series 5

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for the contractual waiver of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$498	$716	$952	$1,627
Class B shares	627	697	786	1,430
Class C shares	253	527	926	2,042
Class Z shares	77	240	417	930

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$498	$716	$952	$1,627
Class B shares	127	397	686	1,430
Class C shares	153	527	926	2,042
Class Z shares	77	240	417	930

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How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing the Series' objective, we invest primarily in New Jersey obligations, including New Jersey state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New Jersey state and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of its investable assets will be invested in New Jersey obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues - Distributions."

Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in high-yield municipal debt obligations or junk bonds.

Municipal Bonds

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.

New Jersey Series 7

How the Series Invests

Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.

During the fiscal year ended August 31, 2005, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' net assets, were as follows:

Ratings	Percentages of Net Assets
AAA/Aaa	61.6%
AA/Aa	2.4%
A/A	12.3%
BBB/Baa	14.6%
Unrated	7.8%
Other assets in excess of liabilities	1.3%

In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

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For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

The Series' investment objective and policy of investing at least 80% of the Series' investable assets in New Jersey obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Municipal Lease Obligations

The Series may invest in municipal lease obligations. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

Municipal Asset-Backed Securities

The Series may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Floating Rate Bonds, Variable Rate Bonds, Inverse Floaters, Secondary Inverse Floaters and Zero Coupon Municipal Bonds

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. Variable rate bonds are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that

New Jersey Series 9

How the Series Invests

may be more or less than the amount paid for the bond. Inverse floaters are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Secondary inverse floaters are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Zero coupon municipal bonds do not pay interest during the life of the bond. An investor makes money by purchasing the bonds at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

When-Issued and Delayed-Delivery Securities

The Series may purchase municipal bonds on a when-issued or delayed-delivery basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

Derivative Strategies

We may use various derivative strategies to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives - such as futures contracts, options on futures and various types of swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage (borrowing to take advantage of investment opportunities) could magnify losses. If the Series borrows money to purchase securities and those securities decline in value, then the value of the Series' shares will decline faster than if the Series were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

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Futures Contracts and Related Options

The Series may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying asset on a stipulated future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

Swap Transactions

The Series may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, interest rate swaps, total return swaps and index swaps.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risks of Hedging and Return Enhancement Strategies."

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it borrows money (the Series can currently borrow up to 331/3% of the value of its total assets) and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

New Jersey Series 11

How the Series Invests

The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain of the Series' other non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

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Investment Type

% of Series' Assets	Risks	Potential Rewards
Municipal bonds At least 80% under normal circumstances	■ Concentration risk - the risk that bonds may lose value because of political, economic or other events affecting issuers of New Jersey obligations
■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond's quality, the higher its potential volatility
■ Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer
■ Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with other types of municipal bonds
■ Nonappropriation risk - the risk that the state or municipality may not include the bond obligations in future budgets
■ Tax risk - the risk that federal, state or local income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT)
■ If interest rates decline, long-term yields should be higher than money market yields
■ Bonds have generally outperformed money market instruments over the long term
■ Most bonds rise in value when interest rates fall

New Jersey Series 13

How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Zero coupon municipal bonds Percentage varies; usually less than 40%	■ See credit risk, market risk, concentration risk and tax risk ■ Typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT ■ Value rises faster when interest rates fall

High-yield municipal debt obligations (junk bonds) Up to 30%	■ See market risk (particularly high), credit risk (particularly high), illiquidity risk (particularly high) and tax risk ■ Are generally less secure than higher-quality debt securities	■ May offer higher interest income and higher potential gains than higher-grade municipal bonds ■ Most bonds rise in value when interest rates fall

Municipal lease obligations Percentage varies; usually less than 25%	■ See concentration risk, credit risk, market risk, illiquidity risk, nonappropriation risk and tax risk
■ Abatement risk - the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use of the equipment or facility	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ If interest rates decline, long-term yields should be higher than money market yields

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Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Derivatives (including swaps) Percentage varies; usually less than 20%; up to 15% for swaps (other than interest rate swaps)	■ The value of derivatives (such as futures, options on futures and various types of swaps) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to the Series when the price movement of a derivative does not correlate with a change in the value of the Series security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses
■ Certain types of derivatives involve costs to the Series that can reduce returns
■ May be difficult to value precisely or sell at the time or price desired	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ One way to manage the Series' risk/return balance is to lock in the value of an investment ahead of time
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost
■ Hedges that correlate well with an underlying position can increase or enhance investment income or capital gains at low cost

When-issued and delayed-delivery securities Percentage varies; usually less than 20%	■ Value of securities may decrease before delivery occurs ■ Broker/dealer may become insolvent prior to delivery ■ Investment losses may exceed potential underlying investment gains ■ See tax risk	■ May magnify underlying investment gains

New Jersey Series 15

How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Municipal asset-backed securities Percentage varies; usually less than 15%	■ Prepayment risk - the risk that the underlying bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Series to reinvest in lower yielding bonds
■ Credit risk - the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk and tax risk	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ Pass-through instruments provide greater diversification than direct ownership of municipal bonds
■ May offer higher yield due to their structure

Inverse floaters/secondary inverse floaters Percentage varies; usually less than 15%	■ High market risk - risk that inverse floaters will fluctuate in value more dramatically than other debt securities when interest rates change
■ See credit risk, illiquidity risk and tax risk
	■ Secodary inverse floaters are subject to additional risks of municipal asset-backed securities	■ Income generally will increase when interest rates decrease

Illiquid securities Up to 15% of net assets	■ See illiquidity risk	■ May offer a more attractive yield or potential for growth than more widely traded securities

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Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Variable/floating rate bonds Percentage varies; usually less than 10%	■ Value lags value of fixed-rate securities when interest rates change ■ See tax risk	■ May offer protection against interest rate increases

New Jersey Series 17

How the Series is Managed

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended August 31, 2005, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission or the SEC) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new subadvisers or material amendments to advisory agreements pursuant to the Order.

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SUBADVISER

Prudential Investment Management, Inc. (PIM) is the Series' subadviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Funds' annual reports for any agreements approved during the six-month period ended August 31, 2005 and will be available in the Series' semi-annual reports for any agreements approved during the six-month period ended February 28, 2006.

Robert Tipp, and Susan Courtney of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the management of the Series.

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income Group. He has supervisory responsibility for PIM Fixed Income Group's portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. government and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience. Mr. Tipp has managed the Fund since October 2004.

Susan Courtney is a Principal and Head of the Municipal Bond Team at PIM Fixed Income Group. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where for the prior 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 21 years of investment experience. Ms. Courtney has managed the Fund since March 2005.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM Fixed Income. He is also Head of Municipal Bond Research, where he covers real estate, housing, public power, cogeneration and unrated corporate backed bonds. Prior to joining PIM Fixed Income in 1997, Mr. Hepworth was a sell side municipal research analyst at Prudential Securities, and a senior analyst in the Capital Markets Credit and

New Jersey Series 19

How the Series is Managed

Private Client areas of Merrill Lynch. Mr. Hepworth is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts. He has 20 years of investment experience. Mr. Hepworth has managed the Fund since November 2004.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI under "Investment Advisory and Other Services - Portfolio Managers".

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Series' portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Series may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

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Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of net investment income monthly and capital gains, if any, at least annually to shareholders. Dividends generally will be exempt from federal and New Jersey state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes dividends out of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders will not be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends from the Series will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

As we mentioned before, the Series will concentrate its investments in New Jersey obligations. In addition to being exempt from federal income taxes, Series' dividends are exempt from New Jersey state income taxes for New Jersey resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey obligations, provided that, generally, at least 80% of the Series' assets (with certain exclusions) are invested in New Jersey obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and certain short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.

Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

New Jersey Series 21

Series Distributions and Tax Issues

The Series also distributes short-term and long-term capital gains to shareholders - typically once a year. Long-term capital gains are generated when the Series sells for a profit capital assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year.

Series taxable distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and if you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions and gross sale proceeds. Dividends of taxable net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you

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receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain which is subject to federal income tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for federal income tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

The conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section. We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" for federal income tax purposes.

New Jersey Series 23

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

In order to buy shares of the Series, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares, including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

n  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

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n  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

n  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

n  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

n  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

n  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

n  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

n  Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

n  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

n  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Series. Although the Series is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Series has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations. You should consult your financial intermediary or broker for assistance in choosing a share class.

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How to Buy, Sell and
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Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	CLASS A	CLASS B			CLASS C	CLASS Z
Minimum purchase amount[1]	$1,000	$1,000			$2,500	None

Minimum amount for subsequent purchases[1]	$100	$100			$100	None

Maximum initial sales charge	4.00% of the public offering price	None			None	None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7		5% 4% 3% 2% 1% 1% 0%	1% on sales made within 12 months of purchase	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1% (.25 of 1% currently)[5]	.50	of1%		1% (.75 of 1% currently)[5]	None

1  The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

3  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Class A and Class B shares may pay a service fee of up to .25 of 1%. Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee) and for Class B shares, is limited to .50 of 1% (including up to .25 of 1% as a service fee). Class C shares pay a distribution fee (in addition to the service fee), of .75 of 1%.

5  For the year ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $100,000	4.00%	4.17%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999[1]	None	None	0.70%[2]

1  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge but you will be subject to a 1% CDSC if you sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

2  For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you and, if applicable an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable the group already own, (2) the value of money market shares you and, if applicable an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you and, if applicable an eligible group of related investors are purchasing;

■  Sign a Letter of Intent, stating in writing that you and, if applicable an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Eligible Group of Related Investors

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

New Jersey Series 27

How to Buy, Sell and
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■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■  for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent

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at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call us at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider

New Jersey Series 29

How to Buy, Sell and
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carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds

■  persons who have retired directly from active service with Prudential or one of its subsidiaries

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional Information concerning the reduction or waiver of Class A's initial sales charge is available in the Fund's Statement of Additional Information (SAI), which is available free of charge upon request. The Series also makes available free of charge, on its website at www.jennisondryden.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that

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includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

■  Prudential, with an investment of $10 million or more; and

■  Qualified state tuition programs (529 Plans).

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of

New Jersey Series 31

How to Buy, Sell and
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Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of a Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is detemined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). With respect to any portion of a Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value per share of the investment company in which the Series invests.

A Series may also use fair value pricing if it determines that a market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Series uses to determine its NAV may differ from the

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares of the Series are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay For Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital

New Jersey Series 33

How to Buy, Sell and
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gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or you can either notify your broker or notify the Transfer Agent, in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If

34 Visit our website at www.jennisondryden.com

your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the SEC, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

■  You are selling more than $100,000 of shares,

■  You want the redemption proceeds made payable to someone that is not in our records,

■  You want the redemption proceeds sent to some place that is not in our records, or

■  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within

New Jersey Series 35

How to Buy, Sell and
Exchange Shares of the Series

12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares, only), and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

■  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B Shares."

Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do

36 Visit our website at www.jennisondryden.com

this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for Federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

New Jersey Series 37

How to Buy, Sell and
Exchange Shares of the Series

For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect the Series' performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have available to invest. In addition, if a Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Series that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Series calculates its own share price. Series that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Series' Transfer Agent monitors trading activity on a daily basis. The Series has implemented a trading policy that limits the number of times a shareholder may purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account and will remain in effect for

38 Visit our website at www.jennisondryden.com

90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Series are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with the Series' policies as set forth in the Series' prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

New Jersey Series 39

How to Buy, Sell and
Exchange Shares of the Series

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Series.

Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered

40 Visit our website at www.jennisondryden.com

representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

New Jersey Series 41

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Series, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Series' annual report, along with the Series' audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended August 31, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to August 31, 2004 were audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

42 Visit our website at www.jennisondryden.com

Class A Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(c)	2001
Net asset value, beginning of year	$11.03	$11.02	$11.25	$11.23	$10.65
Income from investment operations:
Net investment income	.43	.44	.47	.53	.52
Net realized and unrealized gain (loss) on investment transactions	.03	.13	(.18)	.04	.58
Total from investment operations	.46	.57	.29	.57	1.10
Less distributions:
Dividends from net investment income	(.43)	(.44)	(.47)	(.53)	(.52)
Distributions from net realized gains on investment transactions	(.08)	(.12)	(.05)	(.02)	-
Total distributions	(.51)	(.56)	(.52)	(.55)	(.52)
Net asset value, end of year	$10.98	$11.03	$11.02	$11.25	$11.23
Total return(a)	4.25%	5.27%	2.57%	5.24%	10.67%
Ratios/Supplemental Data
Net assets, end of year (000)	$117,880	$126,714	$134,271	$140,190	$140,608
Average net assets (000)	$121,326	$132,308	$139,372	$137,516	$132,389
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.00%	.95%	.94%	.91%	.95%
Expenses, excluding distribution and service (12b-1) fees	.75%	.70%	.69%	.66%	.70%
Net investment income	3.92%	4.02%	4.20%	4.81%	4.77%
For Class A, B, C and Z shares:
Portfolio Turnover Rate	19%	24%	42%	25%	22%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

(c)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.80% to 4.81%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

New Jersey Series 43

Financial Highlights

Class B Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001
Net asset value, beginning of year	$11.03	$11.02	$11.25	$11.24	$10.66
Income from investment operations:
Net investment income	.40	.42	.44	.50	.49
Net realized and unrealized gain (loss) on investment transactions	.03	.13	(.18)	.03	.58
Total from investment operations	.43	.55	.26	.53	1.07
Less distributions:
Dividends from net investment income	(.40)	(.42)	(.44)	(.50)	(.49)
Distributions from net realized gains on investment transactions	(.08)	(.12)	(.05)	(.02)	-
Total distributions	(.48)	(.54)	(.49)	(.52)	(.49)
Net asset value, end of year	$10.98	$11.03	$11.02	$11.25	$11.24
Total return(a)	3.99%	5.01%	2.31%	4.98%	10.29%
Ratios/Supplemental Data
Net assets, end of year (000)	$19,386	$24,565	$33,217	$37,188	$37,621
Average net assets (000)	$21,979	$29,407	$35,925	$35,743	$40,214
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.25%	1.20%	1.19%	1.16%	1.20%
Expenses, excluding distribution and service (12b-1) fees	.75%	.70%	.69%	.66%	.70%
Net investment income	3.68%	3.77%	3.96%	4.56%	4.52%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.55% to 4.56%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

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Class C Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(c)	2001
Net asset value, beginning of year	$11.03	$11.02	$11.25	$11.24	$10.66
Income from investment operations:
Net investment income	.37	.39	.42	.47	.47
Net realized and unrealized gain (loss) on investment transactions	.03	.13	(.18)	.03	.58
Total from investment operations	.40	.52	.24	.50	1.05
Less distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.47)	(.47)
Distributions from net realized gains on investment transactions	(.08)	(.12)	(.05)	(.02)	-
Total distributions	(.45)	(.51)	(.47)	(.49)	(.47)
Net asset value, end of year	$10.98	$11.03	$11.02	$11.25	$11.24
Total return(a)	3.73%	4.75%	2.05%	4.73%	10.02%
Ratios/Supplemental Data
Net assets, end of year (000)	$5,546	$5,904	$5,865	$5,598	$2,956
Average net assets (000)	$5,706	$6,066	$6,015	$4,101	$2,390
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.50%	1.45%	1.44%	1.41%	1.45%
Expenses, excluding distribution and service (12b-1) fees	.75%	.70%	.69%	.66%	.70%
Net investment income	3.42%	3.52%	3.70%	4.31%	4.27%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

(c)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

New Jersey Series 45

Financial Highlights

Class Z Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001
Net asset value, beginning of year	$11.11	$11.10	$11.33	$11.31	$10.73
Income from investment operations:
Net investment income	.46	.47	.50	.56	.55
Net realized and unrealized gain (loss) on investment transactions	.03	.13	(.18)	.04	.58
Total from investment operations	.49	.60	.32	.60	1.13
Less distributions:
Dividends from net investment income	(.46)	(.47)	(.50)	(.56)	(.55)
Distributions from net realized gains on investment transactions	(.08)	(.12)	(.05)	(.02)	-
Total distributions	(.54)	(.59)	(.55)	(.58)	(.55)
Net asset value, end of year	$11.06	$11.11	$11.10	$11.33	$11.31
Total return(a)	4.50%	5.52%	2.84%	5.58%	10.80%
Ratios/Supplemental Data
Net assets, end of year (000)	$4,176	$3,587	$2,998	$1,147	$312
Average net assets (000)	$3,952	$3,877	$2,463	$598	$194
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.75%	.70%	.69%	.66%	.70%
Expenses, excluding distribution and service (12b-1) fees	.75%	.70%	.69%	.66%	.70%
Net investment income	4.17%	4.25%	4.41%	5.04%	5.03%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.03% to 5.04%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

46 Visit our website at www.jennisondryden.com

Appendix A: Description of Security Ratings

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

New Jersey Series A-1

Appendix A: Description of Security Ratings

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates

New Jersey Series A-3

Appendix A: Description of Security Ratings

that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

New Jersey Series A-5

Appendix A: Description of Security Ratings

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

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Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

New Jersey Series A-7

Notes

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Notes

New Jersey Series

Notes

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Notes

New Jersey Series

Notes

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Notes

New Jersey Series

Notes

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Notes

New Jersey Series

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Jennison Dryden Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852

(973) 367-3529
(from outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden Municipal Series Fund/New Jersey Series

Share Class	A	B	C	Z
Nasdaq	PRNJX	PBNJX	PCNJX	PZNJX

CUSIP	262468804	262468887	262468879	262468861

MF138A  The Investment Company Act File Number for the Dryden Municipal Series Fund is 811-4023.

Dryden Municipal Series Fund
New York Series

OCTOBER 28, 2005

PROSPECTUS

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

2	Principal Risks

4	Evaluating Performance

6	Fees and Expenses

8	How the Series Invests

8	Investment Objective and Policies

10	Other Investments and Strategies

13	Investment Risks

19	How the Series is Managed

19	Board of Trustees

19	Manager

20	Subadviser

21	Distributor

21	Disclosure of Portfolio Holdings

22	Series Distributions and Tax Issues

22	Distributions

23	Tax Issues

24	If You Sell or Exchange Your Shares

25	How to Buy, Sell and Exchange Shares of the Series

25	How to Buy Shares

35	How to Sell Your Shares

38	How to Exchange Your Shares

42	Telephone Redemptions or Exchanges

42	Expedited Redemption Privilege

43	Financial Highlights

44	Class A Shares

45	Class B Shares

46	Class C Shares

47	Class Z Shares

A-1	Description of Security Ratings

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about New York Series (the Series) of the Dryden Municipal Series Fund (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes, consistent with the preservation of capital. This means we invest primarily in New York state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "New York obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.

As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or the Series will invest at least 80% of its investable assets in New York obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or high-yield municipal debt obligations, commonly known as junk bonds. The Series may invest in New York obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2005, the Series' weighted average maturity was 12.5 years.

While we make every effort to achieve our objective, we can't guarantee success.

1

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

Bond prices and the Series' net asset value (NAV) generally move in opposite directions from interest rates - if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Because the Series will concentrate its investments in New York obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New York obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). The events of

2

September 11, 2001 have had a substantial adverse impact on the economies of New York State and New York City. In addition, although New York has a relatively diversified economy, New York's economy has concentrations in the investment banking, securities brokerage and financial services industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in New York obligations. For more detailed information on the risks of investing in New York obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

3

Risk/Return Summary

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.

Annual Returns* (Class B shares)

BEST QUARTER: 6.71% (1st Quarter 1995) WORST QUARTER: –2.80% (1st Quarter 1996)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver, the annual total returns would have been lower, too. The return of the Class B shares from 1-1-05 to 9-30-05 was 1.42%.

4

Average Annual Total Returns1 (as of 12/31/04)

Return Before Taxes	One Year		Five Years	Ten Years		Since Inception
Class A shares	–	0.94%	5.48%	5.81%	(5.78)	6.16%	(6.14)	(since 1-22-90)
Class C shares	1.69		5.83	5.66	(5.64)	5.12	(5.09)	(since 8-1-94)
Class Z shares	3.45		6.62	N/A		5.55	(5.54)	(since 12-6-96)
Class B Shares
Return Before Taxes	–	2.00	5.94	5.92	(5.90)	7.00	(6.98)	(since 9-13-84)
Return After Taxes on Distributions[2]	–	2.16	5.71	5.70	(5.67)	6.80	(6.79)	(since 9-13-84)
Return After Taxes on Distributions and Sale of Series Shares[2,3]	0.02		5.61	5.65	(5.63)	6.75	(6.73)	(since 9-13-84)
Index and Average
Lehman Muni Bond Index[4]	4.48		7.20	7.06
Lipper Average[5]	3.49		6.49	6.25

1  The Series' returns are after deduction of current sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parenthesis.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

4  The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) - an unmanaged index of over 39,000 long-term investment-grade municipal bonds - gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.07% for Class A, 8.33% for Class B, 6.50% for Class C and 6.03% for Class Z shares. Source: Lehman Brothers.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper New York Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.45% for Class A, 7.68% for Class B, 5.67% for Class C and 5.12% for Class Z shares. Source: Lipper Inc.

5

Risk/Return Summary

FEES AND EXPENSES

This table shows the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series - Classes A, B, C and Z. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Series Operating Expenses (deducted from Series assets)

	Class A	Class B	Class C	Class Z
Management fees	.50%	.50%	.50%	.50%
+ Distribution and service (12b-1) fees	.30%[5]	.50%	1.00%[5]	None
+ Other expenses	.21%	.21%	.21%	.21%
= Total annual Series operating expenses	1.01%	1.21%	1.71%	.71%
– Fee waiver or expense reimbursement	.05%[5]	None	.25%[5]	None
= Net annual Series operating expenses	0.96%	1.21%	1.46%	.71%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

3  The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  For the year ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

6

Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for the contractual waiver of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$494	$704	$931	$1,582
Class B shares	623	684	765	1,385
Class C shares	249	514	905	1,999
Class Z shares	73	227	395	883

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$494	$704	$931	$1,582
Class B shares	123	384	665	1,385
Class C shares	149	514	905	1,999
Class Z shares	73	227	395	883

7

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes, consistent with the preservation of capital. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing the Series' objective, we invest primarily in New York obligations, including New York state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New York State, New York City and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in New York obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues - Distributions."

Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest

Municipal Bonds

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.

8

up to 30% of the Series' assets in high-yield municipal debt obligations or junk bonds. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.

During the fiscal year ended August 31, 2005, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' net assets, were as follows:

Ratings	Percentages of Net Assets
AAA/Aaa	43.5%
AA/Aa	14.3%
A/A	35.5%
BBB/Baa	3.0%
BB/Ba	1.3%
Unrated	2.8%
Liabilities in excess of other assets	-0.4%

In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

9

How the Series Invests

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or investing at least 80% of its investable assets in New York obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Municipal Lease Obligations

The Series may invest in municipal lease obligations. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

Municipal Asset-Backed Securities

The Series may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Floating Rate Bonds, Variable Rate Bonds, Inverse Floaters, Secondary Inverse Floaters and Zero Coupon Municipal Bonds

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. Variable rate bonds are municipal bonds that have an interest rate that is adjusted periodically based on the

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market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. Inverse floaters are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Secondary inverse floaters are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Zero coupon municipal bonds do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

When-Issued and Delayed-Delivery Securities

The Series may purchase municipal bonds on a when-issued or delayed-delivery basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

Derivative Strategies

We may use various derivative strategies to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives - such as futures contracts, options on futures and various types of swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage (borrowing to take advantage of investment opportunities) could magnify losses. If the Series borrows money to purchase securities and those securities decline in value, then the value of the Series' shares will decline faster than if the Series were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

11

How the Series Invests

Futures Contracts and Related Options

The Series may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

Swap Transactions

The Series may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, interest rate swaps, total return swaps and index swaps.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risks of Hedging and Return Enhancement Strategies."

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it borrows money (the Series can currently borrow up to 331/3% of the value of its total assets) and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities,

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including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain of the Series' other non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

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How the Series Invests

Investment Type

% of Series' Assets	Risks	Potential Rewards
Municipal bonds Provide at least 80% of Series' income or comprise at least 80% of its assets, under normal circumstances	■ Concentration risk - the risk that bonds may lose value because of political, economic or other events affecting issuers of New York obligations
■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond's quality, the higher its potential volatility
■ Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer
■ Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with other types of municipal bonds
■ Nonappropriation risk - the risk that the state or municipality may not include the bond obligations in future budgets
■ Tax risk - the risk that federal, state or local income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT)
■ If interest rates decline,
long-term yields should be higher than money market yields
■ Bonds have generally outperformed money market instruments over the long term
■ Most bonds rise in value when interest rates fall

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Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Zero coupon municipal bonds Percentage varies; usually less than 40%	■ See credit risk, market risk, concentration risk and tax risk ■ Typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT ■ Value rises faster when interest rates fall

High-yield municipal debt obligations (junk bonds) Up to 30%	■ See market risk (particularly high), credit risk (particularly high), illiquidity risk (particularly high) and tax risk ■ Are generally less secure than higher-quality debt securities	■ May offer higher interest income and higher potential gains than higher-grade municipal bonds ■ Most bonds rise in value when interest rates fall

Municipal lease obligations Percentage varies; usually less than 25%	■ See concentration risk, credit risk, market risk, illiquidity risk, nonappropriation risk and tax risk
■ Abatement risk - the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use of the equipment or facility	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ If interest rates decline,
long-term yields should be higher than money market yields

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How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Derivatives (including swaps) Percentage varies; usually less than 20%; up to 15% for swaps (other than interest rate swaps)	■ The value of derivatives (such as futures, options on futures and various types of swaps) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to the Series when the price movement of a derivative does not correlate with a change in the value of the Series security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses
■ Certain types of derivatives involve costs to the Series that can reduce returns
■ May be difficult to value precisely or sell at the time or price desired	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ One way to manage the Series' risk/return balance is to lock in the value of an investment ahead of time
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost
■ Hedges that correlate well with an underlying position can increase or enhance investment income or capital gains at low cost.

When-issued and delayed-delivery securities Percentage varies; usually less than 20%	■ Value of securities may decrease before delivery occurs ■ Broker/dealer may become insolvent prior to delivery ■ Investment losses may exceed potential underlying investment gains ■ See tax risk	■ May magnify underlying investment gains

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Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Municipal asset-backed securities Percentage varies; usually less than 15%	■ Prepayment risk - the risk that the underlying bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Series to reinvest in lower yielding bonds
■ Credit risk - the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk and tax risk	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ Pass-through instruments provide greater diversification than direct ownership of municipal bonds
■ May offer higher yield due to their structure

Inverse floaters/secondary inverse floaters Percentage varies; usually less than 15%	■ High market risk - risk that inverse floaters will fluctuate in value more dramatically than other debt securities when interest rates change
■ See credit risk, illiquidity risk and tax risk
	■ Secondary inverse floaters are subject to additional risks of municipal asset-backed securities	■ Income generally will increase when interest rates decrease

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How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Illiquid securities Up to 15% of net assets	■ See illiquidity risk	■ May offer a more attractive yield or potential for growth than more widely traded securities

Variable/floating rate bonds Percentage varies; usually less than 10%	■ Value lags value of fixed-rate securities when interest rates change ■ See tax risk	■ May offer protection against interest rate increases

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How the Series is Managed

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended August 31, 2005, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission or the SEC) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new subadvisers or material amendments to advisory agreements pursuant to the Order.

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How the Series is Managed

SUBADVISER

Prudential Investment Management, Inc. (PIM), is the Series' subadviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Funds' annual reports for any agreements approved during the six-month period ended August 31, 2005 and will be available in the Series' semi-annual reports for any agreements approved during the six-month period ended February 28, 2006.

Robert Tipp and Susan Courtney of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the management of the Series.

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income Group. He has supervisory responsibility for PIM Fixed Income Group's portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. government and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience. Mr. Tipp has managed the Series since October 2004.

Susan Courtney is a Principal and Head of the Municipal Bond Team at PIM Fixed Income Group. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where for the prior 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 21 years of investment experience. Ms. Courtney has managed the Series since March 2005.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM Fixed Income. He is also Head of Municipal Bond Research, where he covers real estate, housing, public power, cogeneration and unrated corporate backed bonds. Prior to joining PIM Fixed Income in 1997, Mr. Hepworth was a sell side municipal research

20

analyst at Prudential Securities, and a senior analyst in the Capital Markets Credit and Private Client areas of Merrill Lynch. Mr. Hepworth is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts. He has 20 years of investment experience. Mr. Hepworth has managed the Fund since November 2004.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Series may be found in the SAI under "Investment Advisory and Other Services - Portfolio Managers".

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) with respect to each of the Class A, Class B, and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Series' portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Series may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

21

Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of net investment income monthly and capital gains, if any, at least annually to shareholders. Dividends generally will be exempt from federal, New York State and New York City income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes dividends out of any net investment income, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders will not be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends from the Series will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

As we mentioned before, the Series will concentrate its investments in New York obligations. In addition to being exempt from federal income taxes, Series' dividends are exempt from New York State and New York City income taxes for New York residents if the dividends are excluded from federal income taxes and are derived from interest payments on New York obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.

Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

22

The Series also distributes short-term and long-term capital gains to shareholders - typically once a year. Long-term capital gains are generated when the Series sells for a profit capital assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year.

Series taxable distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and if you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions and gross sale proceeds. Dividends of taxable net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

23

Series Distributions and Tax Issues

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain which is subject to federal income tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for federal income tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

The conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section. We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" for federal income tax purposes.

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How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

In order to buy shares of the Series, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares, including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

25

How to Buy, Sell and
Exchange Shares of the Series

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Series. Although the Series is unable to monitor or enforce the above limitations for underlying shareholders submitting orders

26

through omnibus accounts, the Series has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B			Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000			$2,500	None

Minimum amount for subsequent purchases[1]	$100	$100			$100	None

Maximum initial sales charge	4.00% of the public offering price	None			None	None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7		5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1% (.25 of 1% currently)[5]	.50	of 1%		1% (.75 of 1% currently)[5]	None

1  The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)".

3  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Class A and Class B shares may pay a service fee of up to .25 of 1%. Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), and for Class B shares, is limited to .50 of 1% (including up to .25 of 1% as a service fee). Class C shares pay a distribution fee (in addition to the service fee), of .75 of 1%.

5  For the period ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

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Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $100,000	4.00%	4.17%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999[1]	None	None	0.70[2]

1  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge but you will be subject to a 1% CDSC if you sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

2  For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you and, if applicable an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable the group already own, (2) the value of money market shares you and, if applicable an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you and, if applicable an eligible group of related investors are purchasing;

■  Sign a Letter of Intent, stating in writing that you and, if applicable an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Eligible Group of Related Investors

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

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■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■  for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or

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waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply as previously noted if you sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call us at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider

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carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds

■  persons who have retired directly from active service with Prudential or one of its subsidiaries

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the Fund's Statement of Additional Information (SAI), which is available free of charge upon request. The Series makes available free of charge, on its website at www.jennisondryden.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

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How to Buy, Sell and
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■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

■  Prudential, with an investment of $10 million or more; and

■  Qualified state tuition programs (529 Plans).

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

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Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

With respect to any portion of a Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value per share of the investment company in which the Series invests.

A Series may also use fair value pricing if it determines that a market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares of the Series are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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How to Buy, Sell and
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arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or you can either notify your broker or notify the Transfer Agent, in writing (at the address below) at least five business days before the date we determine who receives dividends.

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Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling

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How to Buy, Sell and
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shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the SEC, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

■  You are selling more than $100,000 of shares,

■  You want the redemption proceeds made payable to someone that is not in our records,

■  You want the redemption proceeds sent to some place that is not in our records, or

■  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

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■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares, only), and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

■  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B Shares."

Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your

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How to Buy, Sell and
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redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

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Frequent Purchases and Redemptions of Fund Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect the Series' performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have available to invest. In addition, if a Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Series that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Series calculates its own share price. Series that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Series' Transfer Agent monitors trading activity on a daily basis. The Series has implemented a trading policy that limits the number of times a shareholder may purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account and will remain in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Series are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a

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How to Buy, Sell and
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shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with the Series' policies as set forth in the Series' prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager.

40

These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Series.

Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

41

How to Buy, Sell and
Exchange Shares of the Series

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

42

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Series, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Series' annual report, along with the Series' audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended August 31, 2005 and 2004, were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to August 31, 2004 were audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

43

Financial Highlights

Class A Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001
Net asset value, beginning of year	$11.77	$11.90	$12.22	$12.24	$11.60
Income from investment operations:
Net investment income	.44	.43	.48	.53	.56
Net realized and unrealized gain (loss) on investment transactions	(.02)	.22	(.21)	.03	.64
Total from investment operations	.42	.65	.27	.56	1.20
Less dividends and distributions:
Dividends from net investment income	(.44)	(.43)	(.47)	(.53)	(.56)
Distributions from net realized gains	(.09)	(.35)	(.12)	(.05)	-
Total dividends and distributions	(.53)	(.78)	(.59)	(.58)	(.56)
Net asset value, end of year	$11.66	$11.77	$11.90	$12.22	$12.24
Total return(a)	3.60%	5.61%	2.31%	4.76%	10.65%
Ratios/Supplemental Data
Net assets, end of year (000)	$152,972	$162,094	$171,573	$182,062	$191,678
Average net assets (000)	$157,073	$167,679	$179,559	$182,312	$189,204
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.96%	.93%	.91%	.91%	.89%
Expenses, excluding distribution and service (12b-1) fees	.71%	.68%	.66%	.66%	.64%
Net investment income	3.75%	3.68%	3.94%	4.39%	4.77%
For Class A, B, C and Z shares:
Portfolio turnover	15%	45%	39%	23%	27%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.39%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c)  The distributor of the Fund has contractually agreed to limit its distribution and Service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

44

Class B Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001
Net asset value, beginning of year	$11.78	$11.91	$12.23	$12.24	$11.61
Income from investment operations:
Net investment income	.41	.40	.45	.50	.53
Net realized and unrealized gain (loss) on investment transactions	(.02)	.22	(.21)	.04	.63
Total from investment operations	.39	.62	.24	.54	1.16
Less dividends and distributions:
Dividends from net investment income	(.41)	(.40)	(.44)	(.50)	(.53)
Distributions from net realized gains	(.09)	(.35)	(.12)	(.05)	-
Total dividends and distributions	(.50)	(.75)	(.56)	(.55)	(.53)
Net asset value, end of year	$11.67	$11.78	$11.91	$12.23	$12.24
Total return(a)	3.34%	5.35%	2.05%	4.59%	10.28%
Ratios/Supplemental Data
Net assets, end of year (000)	$17,620	$22,475	$29,456	$35,863	$38,829
Average net assets (000)	$19,944	$25,463	$33,825	$35,927	$42,212
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.21%	1.18%	1.16%	1.16%	1.14%
Expenses, excluding distribution and service (12b-1) fees	.71%	.68%	.66%	.66%	.64%
Net investment income	3.50%	3.43%	3.69%	4.15%	4.53%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.13% to 4.15%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

45

Financial Highlights

Class C Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001
Net asset value, beginning of year	$11.78	$11.91	$12.23	$12.24	$11.61
Income from investment operations:
Net investment income	.38	.37	.42	.47	.50
Net realized and unrealized gain (loss) on investment transactions	(.02)	.22	(.21)	.04	.63
Total from investment operations	.36	.59	.21	.51	1.13
Less dividends and distributions:
Dividends from net investment income	(.38)	(.37)	(.41)	(.47)	(.50)
Distributions from net realized gains	(.09)	(.35)	(.12)	(.05)	-
Total dividends and distributions	(.47)	(.72)	(.53)	(.52)	(.50)
Net asset value, end of year	$11.67	$11.78	$11.91	$12.23	$12.24
Total return(a)	3.09%	5.09%	1.80%	4.34%	10.01%
Ratios/Supplemental Data
Net assets, end of year (000)	$2,590	$2,784	$3,289	$3,455	$2,766
Average net assets (000)	$2,596	$3,207	$3,503	$2,992	$2,171
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.46%	1.43%	1.41%	1.41%	1.39%
Expenses, excluding distribution and service (12b-1) fees	.71%	.68%	.66%	.66%	.64%
Net investment income	3.25%	3.17%	3.45%	3.89%	4.26%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 3.88% to 3.89%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c)  The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

46

Class Z Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001
Net asset value, beginning of year	$11.79	$11.92	$12.24	$12.25	$11.62
Income from investment operations:
Net investment income	.47	.47	.52	.56	.59
Net realized and unrealized gain (loss) on investment transactions	(.02)	.21	(.21)	.04	.63
Total from investment operations	.45	.68	.31	.60	1.22
Less dividends and distributions:
Dividends from net investment income	(.47)	(.46)	(.51)	(.56)	(.59)
Distributions from net realized gains	(.09)	(.35)	(.12)	(.05)	-
Total dividends and distributions	(.56)	(.81)	(.63)	(.61)	(.59)
Net asset value, end of year	$11.68	$11.79	$11.92	$12.24	$12.25
Total return(a)	3.86%	5.87%	2.56%	5.10%	10.82%
Ratios/Supplemental Data
Net assets, end of year (000)	$2,823	$3,774	$2,595	$2,984	$1,775
Average net assets (000)	$3,592	$3,177	$2,828	$2,385	$1,008
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.71%	.68%	.66%	.66%	.64%
Expenses, excluding distribution and service (12b-1) fees	.71%	.68%	.66%	.66%	.64%
Net investment income	4.00%	3.93%	4.19%	4.62%	4.98%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005. There was no effect of this change to the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

47

(This page has been left blank intentionally.)

48

Appendix A: Description of Security Ratings

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Appendix A: Description of Security Ratings

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates

Appendix A: Description of Security Ratings

that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Appendix A: Description of Security Ratings

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

JennisonDryden Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF
ADDITIONAL NFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden Municipal Series Fund/New York Series

Share Class	A	B	C	Z
Nasdaq	PMNYX	PBNYX	PCNYX	PNYZX
CUSIP	262468812	262468796	262468788	262468770
MF122A	The Investment Company Act File Number for the Dryden Municipal Series Fund is 811-4023.

Dryden Municipal Series Fund
Pennsylvania Series

OCTOBER 28, 2005

PROSPECTUS

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax consistent with the preservation of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates.

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

2	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Series Invests

7	Investment Objective and Policies

9	Other Investments and Strategies

12	Investment Risks

18	How the Series is Managed

18	Board of Trustees

18	Manager

19	Subadviser

20	Distributor

20	Disclosure of Portfolio Holdings

21	Series Distributions and Tax Issues

21	Distributions

22	Tax Issues

23	If You Sell or Exchange Your Shares

25	How to Buy, Sell and Exchange Shares of the Series

25	How to Buy Shares

35	How to Sell Your Shares

37	How to Exchange Your Shares

41	Telephone Redemptions or Exchanges

41	Expedited Redemption Privilege

43	Financial Highlights

44	Class A Shares

45	Class B Shares

46	Class C Shares

A-1	Description of Security Ratings

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about Pennsylvania Series (the Series) of the Dryden Municipal Series Fund (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. This means we invest primarily in Pennsylvania state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "Pennsylvania obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.

As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will invest at least 80% of its investable assets in Pennsylvania obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or high-yield municipal debt obligations, commonly known as junk bonds. The Series may invest in Pennsylvania obligations, the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2005, the Series' weighted average maturity was 12.5 years.

While we make every effort to achieve our objective, we can't guarantee success.

Pennsylvania Series 1

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

Bond prices and the Series' net asset value (NAV) generally move in opposite directions from interest rates - if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Because the Series will concentrate its investments in Pennsylvania obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Pennsylvania obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although the Pennsylvania economy has diversified into other industries, it

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has been historically identified as a heavy industry state. The Series, therefore, may be more susceptible to developments affecting heavy industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in Pennsylvania obligations. For more detailed information on the risks of investing in Pennsylvania obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests - Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.

Annual Returns* (Class B shares)

BEST QUARTER: 6.21% (1st Quarter of 1995) WORST QUARTER: 2.37% (2nd Quarter of 2004)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver, the annual total returns would have been lower, too. The return of the Class B shares from 1-1-05 to 9-30-05 was 1.61%.

Pennsylvania Series 3

Risk/Return Summary

Average Annual Total Returns1 (as of 12-31-04)

Return Before Taxes	One Year		Five Years	Ten Years		Since Inception
Class A shares	–	.79%	5.60%	5.67%	(5.65)	5.98%	(5.95)	(since 1-22-90)
Class C shares	1.93		5.94	5.52	(5.50)	4.97	(4.95)	(since 8-1-94)
Class B Shares
Return Before Taxes	–	1.80	6.05	5.78	(5.76)	5.99	(5.79)	(since 4-3-87)
Return After Taxes on Distributions[2]	–	1.87	5.85	5.62	(5.60)	5.87	(5.67)	(since 4-3-87)
Return After Taxes on Distributions and Sale of Series Shares[2,3]	.03		5.73	5.60	(5.58)	5.86	(5.66)	(since 4-3-87)
Index and Average
Lehman Muni Bond Index[4]	4.48		7.20	7.06
Lipper Average[5]	3.55		6.27	6.05

1  The Series' returns are after deduction of current sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parenthesis.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

3  The "Return After Taxes on Distributions and Sale of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.

4  The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) - an unmanaged index of over 39,000 long-term investment-grade municipal bonds - gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.07% for Class A, 7.02% for Class B and 6.50% for Class C shares. Source: Lehman Brothers.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper Pennsylvania Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.45% for Class A, 6.32% for Class B and 5.49% for Class C shares. Source: Lipper Inc.

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FEES AND EXPENSES

This table shows the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series - Classes A, B, and C. Each share class has different sales charges - known as loads - and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

Shareholder Fees1 (paid directly from your investment)

	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fees	None	None	None
Exchange fee	None	None	None

Annual Series Operating Expenses (deducted from Series assets)

	CLASS A	CLASS B	CLASS C
Management fees	.50%	.50%	.50%
+ Distribution and service (12b-1) fees	.30%[5]	.50%	1.00%[5]
+ Other expenses	.26%	.26%	.26%
= Total annual Series operating expenses	1.06%	1.26%	1.76%
– Fee waiver or expense reimbursement	.05%[5]	None	.25%[5]
= Net annual Series operating expenses	1.01%	1.26%	1.51%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (except for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

3  The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  For the year ending August 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

Pennsylvania Series 5

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same except for the contractual waiver of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$499	$719	$957	$1,638
Class B shares	628	700	792	1,442
Class C shares	254	530	931	2,053

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$499	$719	$957	$1,638
Class B shares	128	400	692	1,442
Class C shares	154	530	931	2,053

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How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing the Series' objective, we invest primarily in Pennsylvania obligations, including Commonwealth of Pennsylvania and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Commonwealth of Pennsylvania personal income taxes and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in Pennsylvania obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues - Distributions."

Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces

Municipal Bonds

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.

Pennsylvania Series 7

How the Series Invests

the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in high-yield municipal debt obligations or junk bonds. Lower-rated bonds tend to offer higher yields, but also offer greater risks than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond), or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.

During the fiscal year ended August 31, 2005, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' net assets, were as follows:

Ratings	Percentages of Net Assets
AAA/Aaa	73.3%
AA/Aa	3.4%
A/A	8.4%
BBB/Baa	7.3%
Unrated	5.7%
Other assets in excess of liabilities	1.9%

In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

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The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the "SAI" - contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from Pennsylvania personal income taxes and federal income taxes or investing at least 80% of its investable assets in Pennsylvania obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Municipal Lease Obligations

The Series may invest in municipal lease obligations. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

Municipal Asset-Backed Securities

The Series may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Floating Rate Bonds, Variable Rate Bonds, Inverse Floaters, Secondary Inverse Floaters and Zero Coupon Municipal Bonds

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a

Pennsylvania Series 9

How the Series Invests

designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. Variable rate bonds are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. Inverse floaters are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Secondary inverse floaters are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Zero coupon municipal bonds do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

When-Issued and Delayed-Delivery Securities

The Series may purchase municipal bonds on a when-issued or delayed-delivery basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

Derivative Strategies

We may use various derivative strategies to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives - such as futures contracts, options on futures and various types of swaps - involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage (borrowing to take advantage of investment opportunities) could magnify losses. If the Series borrows money to purchase securities and those securities decline in value, then the value of the Series' shares will decline faster than if the Series were not leveraged. In addition,

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interest costs and investment fees relating to leverage may exceed potential investment gains.

Futures Contracts and Related Options

The Series may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

Swap Transactions

The Series may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, interest rate swaps, total return swaps and index swaps.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risks of Hedging and Return Enhancement Strategies."

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it borrows money (the Series can currently borrow up to 331/3% of the value of its total assets) and holds illiquid

Pennsylvania Series 11

How the Series Invests

securities (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain of the Series' other non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

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Investment Type

% of Series' Assets	Risks	Potential Rewards
Municipal bonds Provide at least 80% of Series' income or comprise at least 80% of its assets under normal circumstances	■ Concentration risk - the risk that bonds may lose value because of political, economic or other events affecting issuers of Pennsylvania obligations
■ Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond's quality, the higher its potential volatility
■ Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer
■ Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with other types of municipal bonds
■ Nonappropriation risk - the risk that the state or municipality may not include the bond obligations in future budgets
■ Tax risk - the risk that federal, state or local income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT)
■ If interest rates decline, long-term yields should be higher than money market yields
■ Bonds have generally outperformed money market instruments over the long term
■ Most bonds rise in value when interest rates fall

Pennsylvania Series 13

How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Zero coupon municipal bonds Percentage varies; usually less than 40%	■ See credit risk, market risk, concentration risk and tax risk ■ Typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT ■ Value rises faster when interest rates fall

High-yield municipal debt obligations (junk bonds) Up to 30%	■ See market risk (particularly high), credit risk (particularly high), illiquidity risk (particularly high) and tax risk ■ Are generally less secure than higher-quality debt securities	■ May offer higher interest income and higher potential gains than higher-grade municipal bonds ■ Most bonds rise in value when interest rates fall

Municipal lease obligations Percentage varies; usually less than 25%	■ See concentration risk, credit risk, market risk, illiquidity risk, nonappropriation risk and tax risk
■ Abatement risk - the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use of the equipment or facility	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ If interest rates decline, long-term yields should be higher than money market yields

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Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Derivatives (including swaps) Percentage varies; usually less than 20%; up to 15% for swaps (other than interest rate swaps)	■ The value of derivatives (such as futures, options on futures and various types of swaps) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to the Series when the price movement of a derivative does not correlate with a change in the value of the Series security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses
■ Certain types of derivatives involve costs to the Series that can reduce returns
■ May be difficult to value precisely or sell at the time or price desired	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ One way to manage the Series' risk/return balance is to lock in the value of an investment ahead of time
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost
■ Hedges that correlate well with an underlying position can increase or enhance investment income or capital gains at low cost

When-issued and delayed-delivery securities Percentage varies; usually less than 20%	■ Value of securities may decrease before delivery occurs ■ Broker/dealer may become insolvent prior to delivery ■ Investment losses may exceed potential underlying investment gains ■ See tax risk	■ May magnify underlying investment gains

Pennsylvania Series 15

How the Series Invests

Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Municipal asset-backed securities Percentage varies; usually less than 15%	■ Prepayment risk - the risk that the underlying bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Series to reinvest in lower yielding bonds
■ Credit risk - the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk and tax risk	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT
■ Pass-through instruments provide greater diversification than direct ownership of municipal bonds
■ May offer higher yield due to their structure

Inverse floaters/secondary inverse floaters Percentage varies; usually less than 15%	■ High market risk - risk that inverse floaters will fluctuate in value more dramatically than other debt securities when interest rates change
■ See credit risk, illiquidity risk and tax risk
	■ Secondary inverse floaters are subject to additional risks of municipal asset-backed securities	■ Income generally will increase when interest rates decrease

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Investment Type (cont'd)

% of Series' Assets	Risks	Potential Rewards
Illiquid securities Up to 15% of net assets	■ See illiquidity risk	■ May offer a more attractive yield or potential for growth than more widely traded securities

Variable/floating rate bonds Percentage varies; usually less than 10%	■ Value lags value of fixed-rate securities when interest rates change ■ See tax risk	■ May offer protection against interest rate increases

Pennsylvania Series 17

How the Series is Managed

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended August 31, 2005, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective subadvisers for the Series. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' subadviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission or the SEC) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an subadviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new subadvisers or material amendments to advisory agreements pursuant to the Order.

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SUBADVISER

Prudential Investment Management, Inc. (PIM), is the Series' subadviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Series' investment advisory agreements is available in the Funds' annual reports for any agreements approved during the six-month period ended August 31, 2005 and will be available in the Series' semi-annual reports for any agreements approved during the six-month period ended February 28, 2006.

Robert Tipp and Susan Courtney of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the management of the Series.

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income Group. He has supervisory responsibility for PIM Fixed Income Group's portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. government and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience. Mr. Tipp has managed the Series since October 2004.

Susan Courtney is a Principal and Head of the Municipal Bond Team at PIM Fixed Income Group. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where for the prior 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 21 years of investment experience. Ms. Courtney has managed the Series since March 2005.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM Fixed Income. He is also Head of Municipal Bond Research, where he covers real estate, housing, public power, cogeneration and unrated corporate backed bonds. Prior to joining PIM Fixed Income in 1997, Mr. Hepworth was a sell side municipal research

Pennsylvania Series 19

How the Series is Managed

analyst at Prudential Securities, and a senior analyst in the Capital Markets Credit and Private Client areas of Merrill Lynch. Mr. Hepworth is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts. He has 20 years of investment experience. Mr. Hepworth has managed the Fund since November 2004.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Series may be found in the SAI under "Investment Advisory and Other Services - Portfolio Managers".

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) with respect to each of the Class A, Class B and Class C Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Series' portfolio securities is described in the Series' SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Series' portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Series may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

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Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes dividends of net investment income monthly and capital gains, if any, at least annually to shareholders. Dividends generally will be exempt from federal income and Commonwealth of Pennsylvania personal income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes dividends out of any net investment income to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders will not be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends from the Series will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

As we mentioned before, the Series will concentrate its investments in Pennsylvania obligations. In addition to being exempt from federal income taxes, Series' dividends are exempt from Commonwealth of Pennsylvania personal income taxes for Pennsylvania residents if the dividends are derived from interest payments on Pennsylvania obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal income tax (at ordinary income rates) and state and local income tax.

Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

Pennsylvania Series 21

Series Distributions and Tax Issues

The Series also distributes short-term and long-term capital gains to shareholders - typically once a year. Long-term capital gains are generated when the Series sells for a profit capital assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year.

Series taxable distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and if you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions and gross sale proceeds. Dividends of taxable net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out,

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the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you will have realized a capital gain which is subject to federal income tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for federal income tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Pennsylvania Series 23

Series Distributions and Tax Issues

Automatic Conversion of Class B Shares

The conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a taxable event for federal tax purposes. Shareholders should consult their own tax advisors regarding the Pennsylvania state and local tax consequences of the conversion of Class B shares into Class A shares, or any other exchange of shares. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section. [We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" for federal income tax purposes.]

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How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES
In order to buy shares of the Series, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Series) or suspend or modify a Series' sale of its shares, including due to failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Series are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Series.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within

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How to Buy, Sell and
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12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Series. Although the Series is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Series has advised the financial

26 Visit our website at www.jennisondryden.com

intermediaries and broker-dealers who maintain such accounts of these limitations. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	CLASS A	CLASS B			CLASS C
Minimum purchase amount[1]	$1,000	$1,000			$2,500

Minimum amount for subsequent purchases[1]	$100	$100			$100

Maximum initial sales charge	4.00% of the public offering price	None			None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7		5% 4% 3% 2% 1% 1% 0%	1% on sales made within 12 months of purchase

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1% (.25 of 1% currently)[5]	.50	of 1%		1% (.75 of 1% currently)[5]

1  The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

3  Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a CDSC of 1% if they sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

4  These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Class A and Class B shares may pay a service fee of up to .25 of 1%. Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), and for Class B shares, is limited to .50 of 1% (including up to .25 of 1% as a service fee). Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%.

5  For the period ending August 31, 2006, the Distributor has contractually agreed to reduce the distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

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How to Buy, Sell and
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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $100,000	4.00%	4.17%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999[1]	None	None	0.70[2]

1  If you invest $1 million or more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares you will not be subject to an initial sales charge but you will be subject to a 1% CDSC if you sell these shares within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

2  For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you and, if applicable an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable the group already own, (2) the value of money market shares you and, if applicable an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you and, if applicable an eligible group of related investors are purchasing;

■  Sign a Letter of Intent, stating in writing that you and, if applicable an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Eligible Group of Related Investors

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

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■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■  for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a

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How to Buy, Sell and
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broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call us at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider

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carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds

■  persons who have retired directly from active service with Prudential or one of its subsidiaries

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the Fund's Statement of Additional Information (SAI), which is available free of charge upon request. The Series also makes available free of charge, on its website at www.jennisondryden.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares

Pennsylvania Series 31

How to Buy, Sell and
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Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

With respect to any portion of a Series' assets that are invested in one or more open-end investment companies, the Series' net asset value will be calculated based upon the net asset value per share of the investment company in which the Series invests.

A Series may also use fair value pricing if it determines that a market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Series determines its NAV. The Series may also use fair value

32 Visit our website at www.jennisondryden.com

pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Series calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before shares of the Series are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Series' securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Series' NAV by short-term traders.

We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Series?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class C shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Pennsylvania Series 33

How to Buy, Sell and
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Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or you can either notify your broker or notify the Transfer Agent, in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

34 Visit our website at www.jennisondryden.com

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Series - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the SEC, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

■  You are selling more than $100,000 of shares,

■  You want the redemption proceeds made payable to someone that is not in our records,

■  You want the redemption proceeds sent to some place that is not in our records, or

■  You are a business or a trust.

Pennsylvania Series 35

How to Buy, Sell and
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An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for any such shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares (Class A, Class B and Class C shares, only), and

■  Amounts representing the cost of shares held beyond the applicable CDSC period.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

■  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B Shares."

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Redemption In Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B or Class C shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

Pennsylvania Series 37

How to Buy, Sell and
Exchange Shares of the Series

There is no sales charge for exchanges. If, however, you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Series Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

The Series seeks to prevent patterns of frequent purchases and redemptions of Series shares by its shareholders. Frequent purchases and sales of shares of the Series may adversely affect the Series' performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Series may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Series cannot predict how much cash it will have available to invest. In addition, if a Series is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Series may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Series shares held by other shareholders. Series that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Series calculates its own share price. Series that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Series shareholders. In an effort to prevent such practices, the Series' Transfer Agent monitors trading activity on a daily basis. The Series has implemented a

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trading policy that limits the number of times a shareholder may purchase Series shares or exchange into the Series and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Series shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Series within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account and will remain in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Series are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Series by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Series. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Series is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Series is offered to qualified plans on an omnibus basis or if Series shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Series only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with the Series' policies as set forth in the Series' prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Series through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Series. If necessary, the Series may be removed from a particular Intermediary's platform.

Pennsylvania Series 39

How to Buy, Sell and
Exchange Shares of the Series

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Series shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Series shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Series, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Series may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Series than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Series to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Series also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Series or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Series, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Series.

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Revenue sharing payments are usually calculated based on a percentage of Series sales and/or Series assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Series shares, a networking fee based on the number of accounts at the firm holding shares of the Series, a periodic flat fee for set-up and maintenance of the Series on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to

Pennsylvania Series 41

How to Buy, Sell and
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4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Series, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Series' annual report, along with the Series' audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended August 31, 2005 and 2004, were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to August 31, 2004 were audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

Pennsylvania Series 43

Financial Highlights

Class A Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(d)	2001
Net asset value, beginning of year	$10.22	$10.36	$10.54	$10.52	$10.05
Income from investment operations:
Net investment income	.37	.37	.43	.49	.51
Net realized and unrealized gain (loss) on investment transactions	.05	.26	(.16)	.02	.47
Total from investment operations	.42	.63	.27	.51	.98
Less distributions:
Dividends from net investment income	(.37)	(.38)	(.43)	(.49)	(.51)
Distributions from net realized gains	(.03)	(.39)	(.02)	-	- (b)
Total distributions	(.40)	(.77)	(.45)	(.49)	(.51)
Net asset value, end of year	$10.24	$10.22	$10.36	$10.54	$10.52
Total Return(a)	4.18%	6.23%	2.57%	5.03%	10.07%
Ratios/Supplemental Data
Net assets, end of year (000)	$107,169	$113,170	$121,771	$126,410	$123,254
Average net assets (000)	$109,473	$118,384	$125,733	$123,971	$116,925
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.01%	.99%	.97%	.96%	.93%
Expenses, excluding distribution and service (12b-1) fees	.76%	.74%	.72%	.71%	.68%
Net investment income	3.56%	3.57%	4.08%	4.73%	4.97%
For Class A, B, and C shares:
Portfolio turnover	14%	32%	45%	31%	35%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

(d)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.70% to 4.73%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

44 Visit our website at www.jennisondryden.com

Class B Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(c)	2001
Net asset value, beginning of year	$10.22	$10.35	$10.53	$10.52	$10.05
Income from investment operations:
Net investment income	.34	.34	.40	.46	.48
Net realized and unrealized gain (loss) on investment transactions	.04	.27	(.16)	.01	.47
Total from investment operations	.38	.61	.24	.47	.95
Less distributions:
Dividends from net investment income	(.34)	(.35)	(.40)	(.46)	(.48)
Distributions from net realized gains	(.03)	(.39)	(.02)	-	- (b)
Total distributions	(.37)	(.74)	(.42)	(.46)	(.48)
Net asset value, end of year	$10.23	$10.22	$10.35	$10.53	$10.52
Total Return(a)	3.82%	6.07%	2.32%	4.68%	9.79%
Ratios/Supplemental Data
Net assets, end of year (000)	$25,377	$31,572	$36,607	$40,653	$41,638
Average net assets (000)	$28,402	$34,324	$39,012	$39,674	$44,507
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.26%	1.24%	1.22%	1.21%	1.18%
Expenses, excluding distribution and service (12b-1) fees	.76%	.74%	.72%	.71%	.68%
Net investment income	3.31%	3.32%	3.84%	4.49%	4.74%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.46% to 4.49%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

Pennsylvania Series 45

Financial Highlights

Class C Shares (fiscal years ended 8-31)

Per Share Operating Performance	2005	2004	2003	2002(d)	2001
Net asset value, beginning of year	$10.22	$10.35	$10.54	$10.52	$10.05
Income from investment operations:
Net investment income	.32	.31	.38	.44	.46
Net realized and unrealized gain (loss) on investment transactions	.04	.28	(.17)	.02	.47
Total from investment operations	.36	.59	.21	.46	.93
Less distributions:
Dividends from net investment income	(.32)	(.33)	(.38)	(.44)	(.46)
Distributions from net realized gains	(.03)	(.39)	(.02)	-	- (b)
Total distributions	(.35)	(.72)	(.40)	(.44)	(.46)
Net asset value, end of year	$10.23	$10.22	$10.35	$10.54	$10.52
Total Return(a)	3.56%	5.81%	2.06%	4.42%	9.52%
Ratios/Supplemental Data
Net assets, end of year (000)	$1,521	$1,527	$1,105	$963	$664
Average net assets (000)	$1,524	$1,248	$1,119	$885	$493
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.51%	1.49%	1.47%	1.46%	1.43%
Expenses, excluding distribution and service (12b-1) fees	.76%	.74%	.72%	.71%	.68%
Net investment income	3.06%	3.06%	3.58%	4.23%	4.47%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

(d)  Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.23%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

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Appendix A: Description of Security Ratings

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Pennsylvania Series A-1

Appendix A: Description of Security Ratings

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates

Pennsylvania Series A-3

Appendix A: Description of Security Ratings

that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Pennsylvania Series A-5

Appendix A: Description of Security Ratings

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

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Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

Pennsylvania Series A-7

FOR MORE INFORMATION

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

■  MAIL

JennisonDryden Mutual
Fund Services LLC

P.O. Box 8098

Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852

(973) 367-3529 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov

Note: The SEC charges a fee to copy documents.

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Series' investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Series and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden Municipal Series Fund/Pennsylvania Series

Share Class	A	B	C
Nasdaq	PMPAX	PBPAX	PPNCX

CUSIP	262468762	262468754	262468747

MF132A  The Investment Company Act File Number for the Dryden Municipal Series Fund is 811-4023.

DRYDEN MUNICIPAL SERIES FUND

Statement of Additional Information
dated October 28, 2005

Dryden Municipal Series Fund, (the Fund), is an open-end, management investment company, or mutual fund, consisting of four series-the Florida Series, the New Jersey Series, the New York Series, and the Pennsylvania Series (collectively, the series). The objective of each series is to maximize current income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt obligations with the potential for capital gain. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the prospectus of each series of the Fund dated October 28, 2005, copies of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended August 31, 2005 are incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-4023). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

MF117B

FUND HISTORY

Dryden Municipal Series Fund, formerly known as Prudential Municipal Series Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. During the Fund's fiscal year ended August 31, 2001, the Board of Trustees and the shareholders of the Fund approved proposals in which each of the (i) Connecticut Money Market Series and Massachusetts Money Market Series merged into Prudential Tax-Free Money Fund, Inc. and (ii) Massachusetts Series, North Carolina Series and Ohio Series merged into Prudential National Municipals Fund, Inc. The mergers were consummated during that period, and as a result these series have ceased to exist. The Fund currently consists of four separate series: the Florida Series, the New Jersey Series, the New York Series and the Pennsylvania Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The Board of Trustees (the Board) approved changing the name of the Fund to Dryden Municipal Series Fund, which became effective on July 7, 2003.

On September 24, 2004 the Board approved the liquidation of the New Jersey Money Market Series and New York Money Market Series which was effective on September 29, 2004.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act). Each series is diversified except the Florida Series.

Investment Strategies, Policies and Risks. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.

Each series of the Fund will invest at least 80% of its investable assets in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The Florida Series, New Jersey Series, New York Series and Pennsylvania Series each may invest up to 30% of its investable assets in municipal obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO. Each series may invest in tax exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each series' prospectus. The ratings of Moody's and S&P and other NRSRO's represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

As a fundamental policy of each series, each series invests, under normal circumstances, at least 80% of the value of its investable assets in securities the interest on which is exempt from state and federal income taxes or the series' investable assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal circumstances the Florida Series' and the New Jersey Series' assets will be invested so that at least 80% of their investable assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' Prospectus), respectively. Each series may invest in obligations of issuers located in Puerto Rico, the Virgin Islands and Guam. The term "investable assets" in this SAI refers to a series' net assets plus any borrowings for investment purposes. A series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

As described above, each series except for the Florida Series is classified as a "diversified" investment company under the 1940 Act. This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.

Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the 1940 Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the 1940 Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO, or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.

A portion of the dividends and distributions paid on the shares of each series of the Fund may be treated as a preference item for purposes of the alternative minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which generally treats as a tax preference item 75% of the excess of a corporation's adjusted current earnings over its alternative minimum taxable income. A corporation's adjusted current earnings generally would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

Tax-Exempt Securities

Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

Tax-Exempt Bonds. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports and pollution control and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a series to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Securities; Inverse and Secondary Inverse Floaters" below.

Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes may include:

1.  Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.  Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

3.  Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

4.  Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Floating Rate and Variable Rate Securities; Inverse and Secondary Inverse Floaters. Each series may invest in floating rate and variable rate securities, including participation interests therein. Each series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the series paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such "long term" floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions.

Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives a series an undivided interest in the tax-exempt security in the proportion that a series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of the Board, has determined meets the prescribed quality standards for a series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of a series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Special Considerations Regarding Investments in Tax-Exempt Securities

From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield (junk) municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield (junk) municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information constitutes only a brief summary, does not purport to be a complete description, is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete. General factors may not affect local issuers, such as counties or municipalities, or issuers of revenue bonds. Furthermore, the creditworthiness of general obligations of a state generally is unrelated to the creditworthiness with respect to the state's revenue obligations, obligations of local issuers in the state or obligations of other issuers.

In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

FLORIDA

In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. By 1990, Florida ranked fourth in population among the fifty states, with a population of 12.9 million. The State has continued to grow dramatically since 1990 and, as of April 1, 2004, Florida continued to be ranked fourth in the nation, with a population of 17.517 million. During the period from 1993-2003, the population growth of Florida outpaced the population growth of the U.S. as a whole, with the U.S. population increasing approximately 1.0% annually, while Florida's population averaged a 2.2% annual increase, due primarily to net in-migration. During that period, 12% of Florida's population growth was due to excess of births over deaths, and 88% to net in-migration. Approximately 39% of in-migration between 2000 and 2003 was from foreign countries, with the remainder from other states.

Between 1990 and 2000, Florida's working age population (age 18-64) increased by approximately 20.1% representing 59.6% of the total population in 2000, and the number of employed persons increased approximately 20.2%. The services sector of the State's economy continues to grow. In 2004, services constituted 47.8% of the State's total non-farm jobs, compared to 43.2% five years earlier. The total number of non-farm jobs increased 6% while jobs in services increased 10.5% over the same period.

During the 1990's, Florida became a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade. The primary areas of the State's high-tech employment are communications services, software and computer-related services, software services, data processing and information services and communications equipment manufacturing. Florida's unemployment rate was consistently below that of the nation throughout the economic expansion of the 1980's. Because of the recession in the early 1990's, the pattern reversed. During the last several years of economic expansion, Florida's unemployment rate has again continued to be mostly below the nation's. In fiscal year 2003-2004, Florida's unemployment rate was 4.9%, compared to 5.8% for the U.S.

South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. Florida's international merchandise trade (imports and exports) totaled $81.4 billion in 2004. The State's merchandise exports increased by 15.7% in 2004, and imports increased by 8.5%, while the nation's goods exports increased by 13.2% and imports increased by 16.8% during the same period according to the U.S. Census Bureau. The State's top five exports for 2004 were industrial machinery, electrical machinery, optical and medical instruments, vehicles, fertilizer and aircraft and spacecraft. The top five imports were vehicles, apparel, electrical machinery, industrial machinery and mineral fuel. Florida's top five trading partners for 2002 were Brazil, the Dominican Republic, Japan, Venezuela and Germany. Computer and electronic products accounted for 29% of Florida's export sales in 2002. The central and northern portions of the State are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced in the State, due to crop failures, severe weather conditions such as hurricanes or other agriculture-related problems. In this regard, it is noted that Florida experienced several hurricanes in each of 2004 and 2005, the economic ramifications of which are expected to be significant and continue to be assessed. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors. Florida, as was the case for the rest of the U.S., experienced declines in the tourism sector and in other sectors as a result of the terrorist attacks of September 11, 2001. Approximately 76.823 million people visited Florida in 2004, an increase of 3.00% over 2003.

The State's budget is required to be kept in balance from current revenues each State fiscal year, with the final budget subject to adjustment during the fiscal year if necessary to ensure that no shortfall occurs.

Total combined General Revenue and Working Capital Funds for Fiscal Year 2003-04 of $23,884.1 million were available to fund appropriations. Expenditures totaled approximately $21,426.9 million, which were funded from general revenue collections of $21,823.9 million, $1,288.9 million in trust fund transfers, and approximately $89.8 million in unused appropriations, cancellations of warrants, reversions and miscellaneous adjustments from the prior fiscal year. The Working Capital Fund year-end balance was $2,457.2 million, or 11.4% of expenditures. The State's constitutionally required Budget Stabilization Fund reserves were not used to fund the 2003-04 budget. At year-end the Budget Stabilization Fund balance was $966.4 million.

General revenue collections exceeded revenue estimates by $477 million or 2.23%, primarily due to better than expected sales tax collections and continued high levels of documentary taxes reflecting continued strength of the State's mortgage loan market.

In each of 2004 and 2005, Florida was hit by several hurricanes which affected many areas of the State. The total governmental cost of disaster recovery and relief efforts for public and individual assistance resulting from the 2004 storms is estimated to be $4.3 billion, as of November 10, 2004. The State's non-reimbursable share of the total cost of such efforts is estimated to be $387.7 million. The total governmental cost of disaster recovery and relief efforts for the public and individual assistance resulting from the 2005 storms cannot be ascertained at this time, but it is expected to be significant.

Fiscal Year 2004-05 general revenue collections, as estimated by the April 2005 Revenue Estimating Conference, are projected to be $24,671.4 million, or $1.05 billion over the November estimates and $2.8 billion above actual collections for the prior year. The projected sales tax growth reflects the State's continued economic growth and strong tourism-related collections. Spending on repair and replacement of property destroyed by hurricanes is expected to account for $319.8 million of the increase in sales tax revenues. Activity in the real estate market continues to account for increased documentary and intangibles taxes. For Fiscal Year 2004-05, preliminary general revenue collections were $24,991.2 million, or $319.8 million over the April revenue estimates.

General Revenue Fund appropriations originally enacted by the Legislature totaled approximately $24,050 million. Thereafter, the State's budget was amended, by executive orders and in a special session of the Legislature, to provide a total of $544.8 million in hurricane disaster relief. Additionally, the Legislature appropriated $77 million during a special session in December 2004, for juvenile justice and universal pre-kindergarten. The 2005 Legislature made additional appropriations of $132.4 million, including $132.2 million to fund the State's Medicaid deficit. As a result, General Revenue Fund appropriations for Fiscal Year 2004-05 now total approximately $24,807.8 million. Appropriations were to be funded from total General Revenue Funds projected at $27,710.7 million, consisting of the $24,671.4 million in expected revenue collections, trust fund and other transfers of $465.3 million, $76.1 million in reversions and cancellation of warrants, and $45 million in repayment of hurricane disaster relief loans, as well as the funds on hand in the Working Capital Fund. The year-end Working Capital Fund balance is now projected to be $2,902.9 million, and the required balance in the Budget Stabilization Fund is $999.2 million, bringing total reserves to $3,902.1 million or 15.7% of General Revenue Fund appropriations.

Total funds available in the General Revenue and Working Capital Funds for Fiscal Year 2005-06 include $25,621 million in revenue collections, a $2,902.9 million projected balance in the Working Capital Fund, and $379.8 million from such other miscellaneous adjustments as hurricane disaster loan repayments, unused appropriations, reversions, cancellation of warrants, and the like. During the Legislative session which ended on May 6, 2005, the State Legislature enacted tax relief and growth management measures which are estimated to reduce general revenues by $943.7 million. As a result, available revenues are now projected to total $27,955.8 million for Fiscal Year 2005-06.

General Revenue Fund appropriations total approximately $26,564.6 million for the 2005-06 Fiscal Year, after taking into account gubernatorial vetoes of $72.4 million. Appropriations include an additional deposit to the Budget Stabilization Fund of $92 million. A portion of the funds on hand in the Working Capital Fund will be combined with general revenues and used to fund the Fiscal Year 2005-06 budget. As of July 1, 2005, general revenues not needed to fund appropriations will be maintained as "unallocated general revenues" rather than being transferred into a separate Working Capital Fund. The year-end balance of unallocated general revenues is projected to be $1,391.2 million, and the required balance in the Budget Stabilization Fund at year end is $1,091.2 million, bringing total expected reserves to $2,482.4 million or 9.3% of General Revenue Fund appropriations. Actual year-end balances will be affected by the accuracy of official estimates and actual revenue collections during the 2005-06 Fiscal Year.

The foregoing estimates assume that there will be no supplemental appropriations enacted during any special legislative sessions and that revenue collections are consistent with estimates. No assurance can be given regarding these matters. Estimates of disaster recovery costs and projected State revenues are based on information available at the time of the estimates. Such estimates are subject to revision as additional information becomes available. Also, estimates are subject to risks and uncertainties which may cause results to differ materially from those estimates set forth above. No assurance is given that actual results will not differ materially from the estimates provided above.

Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State Bonds.

As of September 30, 2005, general obligations of the State of Florida were rated Aa2 by Moody's, AA+ by Standard & Poor's Rating Service and AA by Fitch Ratings (Fitch).

Many factors, including national economic, social and environmental policies and conditions, most of which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.

NEW JERSEY

According to the New Jersey Council of Economic Advisors, New Jersey's economic outlook for calendar years 2005 and 2006 is for continued, but moderating, growth. The state's export and transportation and warehousing sectors will benefit from the decline in the dollar as the volume of international trade expands, while solid increases in capital spending on computer equipment and software will assist the State's long-suffering technology sector. Leisure and tourism will benefit from steady gains in income and employment. Pharmaceuticals and biotechnology, supported by long-term demographic trends of a large and now aging baby boom generation, remain a cornerstone of New Jersey's high technology economy. Relentless competition, legal problems, and possible changes in federal regulatory oversight will, however, keep cost pressures on industry.

Further, pressure will be applied to New Jersey's red-hot residential construction and existing home markets as rising mortgage rates and constraints on building sites reduce both demand and supply. On the commercial side, high vacancy rates for office space, despite record levels of employment in New Jersey, will reduce commercial construction's contribution to growth in 2005.

Consumers will continue to do the heavy economic lifting in 2005, supported by gains in employment and income. However, high levels of consumer debt, the end of federal income tax cuts, and significantly higher energy costs since last year will constrain increased in consumer spending. The manufacturing sector has showed signs of stabilizing as the employment decline in this long-battered sector moderated. The sector does, however, remain under intense pressure from lower cost competitors across the country and the globe. Regionally, continuing improvements in the New York City economy after another good year in the capital markets, and from accelerating employment growth in Pennsylvania, will aid economic activity.

Within the broad national recovery, New Jersey stands out. From 2003 to 2004, overall employment in New Jersey grew by 75,900, and the state ranked sixth among all states in job gains. New Jersey also did well in terms of private sector job creation, ranking tenth with 58,800 new jobs. In addition, by the end of 2004 New Jersey's unemployment rate was more than a full percentage point below that of the nation, and the State's job gains were broad based, with strong increases in education and health services, leisure and hospitality, professional and business services, finance, construction and government. Yet another sign of improvement in the State's labor markets was the decline in initial unemployment claims

Personal income for New Jersey residents grew by 4.2% in 2004, having been boosted by the State's strong employment gains and by federal tax cuts. Continuing increases in employment and increases in interest and dividend income will support income growth in 2005 and personal income is projected to rise by 4.7%. Consumer spending, however, faces a mixed outlook for 2005. The boost in disposable income from the federal tax cuts is now past and spending will be dampened by rising interest rates, higher energy prices, and increases in health care costs. Home equity loans, which have been heavily used by households to finance spending, are likely to decline as interest rates rise. However, the solid employment gains discussed above will continue to assist income and spending, and, as a result, consumer spending is also expected to increase in 2005 by 4.7% .

Further impacting consumer spending, inflation, which had been dormant for years, stirred in 2004 and prices rose by 3.5%, an acceleration from last year's pace of 3.1%. Energy price spikes have dominated the increase and drained consumer spending on other goods and services.

On the positive side, new residential building permits in 2004 exceeded 30,000 units for the third consecutive year, and sales of existing homes were up 7% over the already high levels of 2003. Spending on home improvements was very strong and supported large gains in retail sales for furnishings and in construction employment. Residential construction continues to be a bright spot in the New Jersey economy and had another good year in 2004 supported by low mortgage rates and growth in incomes. Home prices continue to soar. The price of an existing single-family home in New Jersey rose by 12%. The value of residential construction contracts increased by 9.6% in 2004 as a result of the increase in housing activity and the continued trend toward larger homes. Going forward this may, however, be moderated by constraints on the supply of building sites and the effects of rising mortgage rates.

Weakness in non-residential construction continues to be a reflection of rising vacancy rates for commercial space in New Jersey. In particular, the vacancy rate for Class A space in Northern and Central New Jersey was 27% in the third quarter of 2004, up from 21.6% in the second quarter. Despite strong job growth and the fact that the total number of jobs in New Jersey now exceeds the previous peak, about 12% less office space is being utilized as businesses have imposed more cost discipline. Offsetting this, however, has been continued strength in education building as a result of the New Jersey school construction program, and this has supported non-residential construction contracts. As job growth continues and the housing market cools, activity in non-residential construction is expected to improve over the next several years.

International trade has been a pleasant surprise for the State. New Jersey's exports increased by a strong 14.7% as the depreciation of the dollar began to improve the competitiveness of U.S. goods and services significantly. The State's largest export partners are Canada, the United Kingdom, Germany, Israel, Japan and Mexico. New Jersey's exports totaled $14.2 billion through the third quarter, and the major categories of exported goods were chemicals, computers and electronic products, transportation equipment and machinery. In addition, the large increase in the volume of both exports and imports in the region's port areas benefited transportation, logistics, and warehouse activity in New Jersey. With further declines in the dollar expected in 2005, exports should continue to support economic growth in the state.

Over the last six years, through good times and bad, New Jersey's economy has outperformed the national economy. According to the New Jersey Council of Economic Advisors, we are likely to see that streak continue in 2005.

Through the middle of September 2005, the State's general obligation bonds were rated Aa3 by Moody's, AA by S & P and AA- by Fitch.

NEW YORK

The sluggish economy in the United States, caused by, among other things, scandals in the stock market, the lingering effects of the September 11, 2001 terrorist attacks and the conflict in Iraq, have affected New York's economy. The national economy has improved since 2003, which has been beneficial for the State. Improvement on Wall Street has played a major role in the recovery of New York City and the State Economy.

As stated in the Comptroller's 2005 Report on the Financial Condition of New York State (the "Comptroller's Report"), in 2004, the State's per person personal income, $38,228, continued to be higher in comparison to the national average, $32,937. In 2004, with respect to per person personal income, the State ranked fifth-highest. Spending in the State totaled $101.1 billion in 2005, totaling a $3.4 billion or 3.5 percent increase from the previous year. The amount of growth in State spending of 26.2 percent since 2001, has outpaced the Consumer Price Index inflation rate of 9.6 percent and has been partially paid for by borrowing $10.8 billion since 2001, including in 2005, $2.1 billion. In 2002, spending by New York per person was 19.2 percent higher than the national average.

According to the Comptroller's Report, 2005 total tax revenues amounted to $48.5 billion representing an 8.7% increase compared to 2001 tax revenues. Personal income tax and consumer taxes and fees have increased 9.2% since 2001, accounting for 40.6% of 2005 revenues. The State experienced a 14.1% increase in personal income tax revenues during fiscal year 2005, which accounts for the State's largest revenue source.

As stated in the Comptroller's Report, the "rainy day reserve" for the State in 2004 was well below the national average. The State has used unrestricted reserves, tax and fee increases, administrative and other fiscal actions to cover the shortfall created by ongoing structural imbalance.

As indicated in the Comptroller's Report, in 2004 New York State became the second most indebted state behind California but still had nearly twice as much debt as the 3rd most indebted state. In 2004, New York State also ranked 5th among all states in debt per person. Since 2001, debt recognized under the State Constitution (Voter-approved) has decreased 14%, debt recognized under the Debt Reform Act of 2000 has increased 10%, debt recognized in accordance with GAAP has increased 29%, and State funded debt has increased 30%. As reported in the Comptroller's Report, during the past three years, the State was involved in a series of refunding transactions totalling $16 billion which refinanced parts of both the interest accrued and the principal due in the current and near terms on certain refunded debt. Over the next 5 years, the State will continue to borrow more rapidly than it will repay debt.

According to the Comptroller's Report, the State's Division of the Budget projects future budget gaps of $2.9 billion and $3.9 billion for 2006-07 and 2007-08, respectively. The use of one-shots, coupled with spending and revenue risks, further adds to the State's structural gaps and has other negative implications for the State.

According to the Comprehensive Annual Financial Report for fiscal year ended March 31, 2005, prepared by the Office of the State Comptroller (the "Comprehensive Report") the enacted budget increased New York State's total outstanding debt by $1.9 billion to approximately $48 billion.

As reported in the Comprehensive Report, compared to $46.7 billion last year, as of March 31, 2005, the State had $47.5 billion in bonds, notes and other financing agreements outstanding, an increase of $607 million. During the fiscal year ending March 31, 2005, the State issued $4.6 billion in bonds, of which $2.6 billion were for new borrowing and $2.0 billion were for refunding.

As described in the Comptroller's Report, in 2004, overall capital spending was 5.3% higher than in 2001 ($238 million). Spending is estimated to be $7.1 billion in 2009-10 in the Capital Program and Financing Plan. As of March 31, 2005, the State reported an increase of $1.2 billion (or 1.6%) from the previous year in capital assets – at a total of $84.2 billion.

The Comptroller's Report and the 2004 Annual Report on Local Governments, issued on September 2, 2005 by the Division of Local Government Services and Economic Development of the Office of the State Comptroller, both indicated that the State's local governments face tough fiscal challenges even as some positive economic signs emerge. Despite some 2005 State budgeting relief – the Medicaid cap and increased revenue sharing – local governments continue to face a number of challenges to fiscal stability and budget balance. Expenditures on the Medicare program consume a significant portion of county budgets. In response to budgetary pressures, most counties have received State approval to increase their local sales tax rates beyond 3 percent. Property taxes continue to represent, the largest source of revenue for local governments. For counties, cities, towns and villages combined, property tax levies grew 25.3% between 1999 and 2004 (4.6% on an average annual basis). The increasing property taxes have pushed more local governments towards their "tax ceiling" or constitutional tax limit, which indicates poor financial condition.

According to the September Cash Report released by the Office of the State Comptroller on October 18, 2005 (the "September Cash Report"), General Fund personal income tax receipts, prior to transfer to dedicated funds, increased $2.0 billion (15.1%) from last year, such increase being driven by estimated payments, which were $1.6 billion higher than last year, representing a 37.1% increase. Consumer tax receipts fell 0.2%, or $9.3 million, and business taxes had an increase of 30.7% from last year. General Fund spending, including transfers, was 232.5 million (or 1.1%) higher than levels last year. Also according to the September Cash Report, total government receipts increased $5.2 billion (11.4 percent) from last year, which was largely due to an increase in personal income tax receipts of $2.0 billion. Business tax revenues increased by 689.6 million and federal grants were up $712.3 million or 4.4 percent.

According to the State Department of Labor's September 2005 issue of Employment in New York State Newsletter, from September 2004 to September 2005, the number of private sector jobs increased by 1.2 percent in the State (not seasonally adjusted). According to the Comptroller's Report, during the first five months of 2005, the State's unemployment rate averaged 5.1%, down from an average of 6.6% in the first five months of 2003. The State's unemployment rate has fallen faster than the nation's over the past two years, and during the first five months of 2005 it was lower than the national rate (5.4%), while during the same period in 2003 it had been higher than the national rate (6.1%).

As of October 2005, Standard & Poor's rated New York's outstanding general obligation bonds AA, and Moody's rated the State's outstanding general obligation bonds A1.

PENNSYLVANIA

The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania had historically been identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions. Pennsylvania's work force is estimated at 5.7 million people.

The Commonwealth uses the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service and all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Comprehensive Annual Financial Report ("CAFR") for the fiscal year ended June 30, 2004 was issued on March 31, 2005. The CAFR, beginning with the one issued for the fiscal year ended June 30, 2002, incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year and subsequent fiscal years to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. Also beginning with the fiscal year ended June 30, 2002, the CAFR provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government's financial condition and activities.

During the five-year period from fiscal year 2000 through fiscal year 2004, total revenues and other sources increased by an average of 4.6 percent annually. Tax revenues during this same period increased by an annual average of 2.7 percent. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2000 through 2004 rose at an average annual rate of 5.4 percent. Comparison of expenditures by individual category in fiscal years 2002 through 2004 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

At June 30, 2003, the General Fund reported a fund balance of $2,357.7 million, a decrease of $655 million from the reported $3,022.8 million fund balance at June 30, 2002. On a net basis, total assets increased by $388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units. Without these items, the General Fund would have increased by $1,275 million. Total General Fund expenditures increased by 8.2 percent during the fiscal year ended June 30 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

On a budgetary basis, continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth revenues were below estimate by 2.3 percent or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4 percent or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund. As result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0 percent from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3 percent increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget. Commonwealth taxes and revenues (prior to reserves for tax refunds) totaled $21,314.5 million, $497.6 million (2.3 percent) below the estimate made at the time the fiscal year 2003 budget was enacted. Most major Commonwealth tax categories performed below the estimated amount for fiscal year 2003.

Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8 percent from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002.

A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9 percent, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also was made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources increased 6.2 percent from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1 percent increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9 percent. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. Non-tax revenue collections were $158.9 million (25.5 percent) greater than projected, principally due to increased earnings on investments and the enhancement of Commonwealth's escheat program. In addition, as part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted.

Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2 percent over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5 percent from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003.

For GAAP purposes, the General Fund reported a fund balance of $3,006.5 million at June 30, 2004, an increase of $648.8 million from the reported $2,357.7 million fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10,464 million. Liabilities increased by $1,290 million to $7,457 million largely because of a $764 million increase in accounts payable. General Fund tax revenues increased by 8.4 percent due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3 percent, due primarily to increases in federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 10.3 percent during the fiscal year.

The overall increase in the fund balance, $648.8 million, during the fiscal year was an improvement of $1,314 million over the prior fiscal year decrease in fund balance of $665 million. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 6.0 percent during the fiscal year ended June 30, 2004, on a GAAP-reported basis, largely because of the increase in expenditures for medical and other assistance (reported as part of health and human services). Expenditures for direction and supportive services increased due to significantly higher employer costs for both active and retired employee healthcare benefits. Year-over-year expenditures for the health and human services function increased by 6.5 percent; all other expenditures, on a combined basis, increased by 5.5 percent, largely as a result of higher amounts appropriated throughout most of the General Fund.

As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50 percent of total costs in the aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years.

Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of 2004.

The adopted budget for fiscal year 2005 was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, was expected to rise $1,342.1 million or 6.1 percent over fiscal year 2004 actual receipts. Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

The fiscal year 2005 estimate for Commonwealth revenues, as estimated in June 2004, was based upon an economic forecast for national real gross domestic product to grow at a 4.1 percent rate from the second quarter 2004 to the second quarter 2005. The forecast anticipated that economic growth would continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels would continue to improve moderately. Trends in the Pennsylvania economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate.

Estimates for fiscal year 2005 General Fund revenues were increased by $290.9 million in February 2005 as part of the Governor's proposed fiscal year 2006 budget. Actual fiscal year 2005 collections totaled $24.3 billion, which was $439.8 million or 1.8 percent above estimate.

The enacted fiscal year 2005 budget provided $22,876.1 million of appropriations from Commonwealth revenues, an increase of 4.5 percent from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004. In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The enacted budget also included $673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds.

According to a Pennsylvania Department of Revenue news release dated September 30, 2005, the state collected $2.2 billion in General Fund revenues in September 2005 – $20.3 million, or .9 percent above the official estimate. Fiscal year-to-date General Fund collections total $5.5 billion, which is $30.1 million, or 0.5 percent, above the official estimate.

The current constitutional provisions relating to Commonwealth debt permit the issuance of the following types of debt; (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Outstanding general obligation debt totaled $6,892.6 million at June 30, 2004.

Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Financing Agency, a state-created agency which provides financing for housing for lower and moderate income families, and the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some of these leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

In addition, certain Commonwealth-created organizations have statutory authority to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by the assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

As of October 24, 2005, the ratings on Pennsylvania general obligation bonds are AA2 (Moody's), AA (S&P) and AA (Fitch).

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.9 percent in 1995. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.2 percent in 2000. Since that time, the combination of a recession and slow economic growth pushed the Commonwealth's annual unemployment to 5.5 percent through 2004. From 1995 through 2004, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. Since 2001, Pennsylvania's annual average was at or below both the Middle Atlantic Region and the United States. As of September 2005, the Commonwealth's seasonally adjusted unemployment rate was 4.8 percent.

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired in 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired in 1995. Its ability to refund existing outstanding debt is unrestricted.

Pennsylvania municipalities and school districts are, with certain limitations, authorized to impose a variety of taxes. The real estate tax is the only tax authorized by law to be levied by all classes of local government in the state. Thus, property owners generally pay real estate taxes to three independent authorities-the county, the municipality and the school district.

The Local Tax Enabling Act applicable to almost all political subdivisions in Pennsylvania, gives local governments (other than counties) and school districts in Pennsylvania a broad range of non-real estate tax sources. The taxes commonly in use include the earned income or wage tax, per capita taxes, occupation taxes, occupational privilege taxes, real estate transfer taxes, amusement and admission taxes and business gross receipts taxes (although the authority of political subdivisions to impose new business gross receipts taxes is limited). Counties are also permitted to impose intangible personal property taxes.

In addition, the City and School District of Philadelphia have separate taxing authority to impose a variety of business taxes, wage taxes, income and other various taxes.

Additional Issuers

GUAM

Guam is the westernmost territory of the United States and the largest island of the Mariana archipelago. The island covers 212 square miles and is located about 3,700 miles west-southwest of Honolulu. In recent years there has been an effort to change the territory's status to that of commonwealth. Ultimate authority rests with the United States Congress.

Tourism is the primary driver of Guam's economy. Although there has been some reduction in military personnel located there, Guam provides an important strategic outpost for the United States military. The island serves as a transshipment distribution center for trade among its neighboring islands. Guam is subject to typhoons and tropical storms, and occasionally, seismic activity.

Guam's population rose 16.1% to 154,623 during the period 1990 to 2000. As of July 2005, the population is estimated to have risen another 9% to 168,564. The latest available data indicates that as of 2000, unemployment was 15.3%. Gross island product rose 6% to 3.2 billion from 1999 to 2000.

Due to its narrow economy and its susceptibility to occasional violent weather conditions, Guam has a weak financial picture. However, efforts have been made to expand the economic base through the implementation of policies designed to attract financial services, insurance and telecommunications. Despite previous military cutbacks, the strategic importance of Guam's geographical location has once again come into play militarily. Consequently, it has been reported that the military is in the process of expending many millions of dollars on infrastructure and is expected to base two submarines here.

PUERTO RICO

Puerto Rico, the fourth largest Caribbean island, enjoys commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. The current population estimate is 3,916,632, an increase of 0.5% since the 2000 Census. There are two major political parties: the Popular Democratic Party (favors continued Commonwealth status) and the New Progressive Party (favors statehood). After a close election, Anibal Acevedo Vila (Popular Democratic Party) was declared Governor on January 2, 2005. The Popular Democratic Party captured 48.4% of the vote versus 48.2% for the New Progressive Party.

Puerto Rico's economy is closely tied to that of the United States mainland. The two mainstays of the economy are manufacturing and services. The manufacturing component of the economy has changed over the years and now is characterized as one whose industries pay higher wages via high technology, pharmaceuticals, electronics, computers and professional and scientific instruments sectors. The services sector includes finance, insurance, real estate, wholesale and retail trade, and hotel and related services. The Commonwealth has been active in providing tax and other incentives for manufacturing firms to locate/operate on the island.

Recent high oil prices may adversely affect Puerto Rico's economic performance. In fiscal year 2002, gross island product declined 0.3%, but rebounded to a 1.9% increase in 2003, and an estimated 2.7% in 2004. Puerto Rico's finances continue to be stressed due to the economic slowdown and increased expenses. To alleviate this problem, the Commonwealth has refunded and stretched much of its debt in order to attain short-term budget relief. Moreover, the Commonwealth has resorted to deficit financing as a result of structural budget imbalance. For the current fiscal year (2006), a budget has yet to be passed and according to official sources there may be up to a $1 billion deficit. Even if a balanced budget is passed, it is now several months into the fiscal year, which means that it will be difficult to make up the gaps that have occurred during the first few months. The consequence of this action is to reduce financial flexibility on a going-forward basis.

Puerto Rico typically endures higher rates of unemployment than does the mainland. Importantly, the rate of unemployment for fiscal year 2004 was 11.4%.

Services represent the second largest sector of the economy. Tourism is a major aspect of this sector. The recent economic slowdown is a result of the events of September 11, 2001. The number of visitors declined 11% from 2001 to 2002, and has yet to recover to pre-September 11, 2001 numbers. San Juan is the largest homeport for cruise ships in the Caribbean and the second largest homeport for cruise ships in the world. Generally, cruise ship passengers arrive and depart for cruise vacations by air.

Puerto Rico's heavy debt burden is partially offset by the fact that the Commonwealth shoulders most of the debt, whereas on the mainland political subdivisions of the states incur a great deal of the overall debt attributed to each state.

As of October 2005, Moody's and Standard & Poor's rate the Commonwealth's general obligation debt Baa2 and BBB, respectively.

UNITED STATES VIRGIN ISLANDS

The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States and have an estimated population of 110,740 as of 2003. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland.

The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constitute about 30% of all nonagricultural jobs.

Tourism is the predominant source of employment and income for the Virgin Islands. Since the islands are subject to hurricanes from time-to-time, the number of tourists is subject to fluctuation (as is the unemployment rate). Cruise ship passengers rose 10.7% to 1,936,609 in 2004 versus 2003. Air visitors rose 6.6% to 661,833 during the same time period.

In 1999 the Virgin Islands issued approximately $300 million in Gross Receipts Tax bonds. These bonds were issued to fund the Islands' substantial accumulated deficit. Among the conditions attendant to this program was a Memorandum of Understanding with the US Department of the Interior, which among other things, required a multi-year plan of balanced budgets (absent extenuating circumstances). In 2003 the Virgin Islands Water and Power Authority issued $70 million Electric System Revenue Bonds that were insured by AMBAC and as such received AAA ratings from the three major rating agencies.

The Virgin Islands does not have any debt outstanding that is secured solely by its general obligation pledge. Outstanding debt (even with a general obligation pledge) typically carries a special stream of revenue, which is the basis for a rating. For example, Gross Receipts Tax bonds issued in 1999 carry a BBB rating by Standard and Poor's. This rating was raised from BBB- in November 2003. As of September 23, 2004, Standard and Poor's rates the Virgin Islands Water and Sewer Authority BBB-. In November 2004, Standard and Poor's upgraded the Islands' Matching Fund notes from BBB- to BBB. These notes are secured by excise taxes collected by the US Government and remitted to the Virgin Islands.

Put Options

Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of such series. The acquisition of a put may involve an additional cost to the series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons, but without applicable puts. This increased cost may be paid by way of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grade of such rating services or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Commission.

Liquidity Puts.  Each series may purchase and exercise puts on municipal bonds and notes. Puts give the series the right to sell securities held in the portfolio at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of securities subject to puts. The acquisition of a put may involve an additional cost to a series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire a put only under the following circumstances: (1) the put is written by the issuer of the underlying security and the security is rated within the quality grades in which the series is permitted to invest; (2) the put is written by a person other than the issuer of the underlying security and that person has securities outstanding which are rated within the quality grades in which the series is permitted to invest; or (3) the put is backed by a letter of credit or similar financial guaranty issued by a person having securities outstanding which are rated within the quality grades in which the series is permitted to invest.

Puts will be valued at an amount equal to the difference between the value of the underlying security taking the put into consideration and the value of the same or a comparable security without taking the put into consideration.

Hedging and Return Enhancement Strategies

Each series is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts), options on futures contracts, interest rate swaps, total return swaps and index swaps, for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates, attempting to hedge against increases in the cost of securities the series intends to purchase and in certain cases, attempting to enhance return. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts, options on futures contracts, interest rate swaps, total return swaps and index swaps by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates. A series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a series may use them to the extent consistent with its investment objective and policies.

Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. In addition, a series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the investable assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a series will not exceed 50% of a series' assets and (ii) a series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series.

Futures Contracts.  A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or offset of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the party to the contract to deliver to the other party to the contract the underlying fixed-income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

Each series may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and, to a certain extent, guarantees that open futures contracts will be closed.

A series neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the futures contract is entered into, each party deposits with a broker or in a segregated account approximately 5% of the contract amount, called the initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to a series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market".

When a series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on The Bond Buyer Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indexes and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

Futures Contracts on 10-Year Interest Rate Swaps (Swap Futures)

Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called 'par' swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, a series could experience delays and/or losses associated with the bankruptcy of a broker through which a series engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

Each series may invest in Swap Futures for hedging purposes only.

Options on Futures Contracts.  Each series may purchase put and call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indexes on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option on a future may terminate his or her position by selling or purchasing (respectively) an option of the same series. There is no guaranty that such closing transactions can be effected.

When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

Limitations on Purchase and Sale. Each series will limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission Rule 1.3(z)):

(1)  the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

(2)  the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the series has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of the series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the series has entered into.

No Commodity Pool Operator Registration or Regulation. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA) and therefore, is not subject to registration or regulation as a pool operator under the CEA.

With respect to long positions assumed by a series, the series will segregate an amount of cash or other liquid assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its investable assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Series Invests-Investment Objective and Policies." In addition, a series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of either series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a series will not exceed 50% of a series' assets and (ii) a series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. As discussed above, a series may invest in Swap Futures for hedging purposes only.

Swap Transactions

Each Series may enter into swap transactions, including interest rate, index and total return swap agreements. These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Series than if the Series had invested directly in an instrument that yielded that desired return. Investments in total return swaps, and index swaps are limited to 15% of a Series' investable assets, as applicable.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount", that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by a Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently a Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid, or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a series enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and each series believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, each series will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, each series expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. A series will enter into swaps only with parties meeting creditworthiness standards approved by the series' Board. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board.

For purposes of applying a series' investment policies and restrictions (as stated in the Prospectus and SAI) swap agreements are generally valued by a series at market value. The manner in which certain securities, or other instruments are valued by a series for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Whether a series' use of swap agreements will be successful in furthering its investment objective will depend on the investment advisers ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the series' repurchase agreement guidelines). Certain restrictions on the series by the Internal Revenue Code may limit the series' ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

Interest Rate Swap Transactions. Each series may enter into interest rate swaps. Interest rate swaps involve the exchange by a series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Each series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the series anticipates purchasing at a later date. Each series may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

Each series may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the series is contractually obligated to make. If the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the series would diminish compared to what it would have been if this investment technique was never used.

A series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the series anticipates buying. If the series purchases an interest rate swap to hedge against a change in an interest rate of a security the series anticipates buying, and such interest rate changes unfavorably for the series, then the series may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

A series may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

Total Return & Index Swaps. Each series may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the series with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a Series can gain exposure to the broad mortgage sector by entering into a swap agreement whereby the Series receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide a series with the opportunity to actively manage the cash maintained by the Series as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

See "Risks of Hedging and Return Enhancement Strategies" for additional risks associated with swap transactions.

Risks of Hedging and Return Enhancement Strategies

Participation in the swap, options or futures markets involves investment risks and transaction costs to which a series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of swaps, futures contracts and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions. See "Swap Transactions" for additional risks associated with swap transactions.

A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of a hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make a fake delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

Pursuant to the requirements of the CEA, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by a series is subject to, among other things, the ability of the series' investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a series has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a series has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A series may have to sell securities at a time when it is disadvantageous to do so.

Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

If a Series maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the series to purchase the same contract at a price no higher than the price at which the short position was established. If a series holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the series could cover its long position with an offsetting position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed credit worthy by the investment adviser.

Risks of Transactions in Options on Futures Contracts. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to a series when the sale of a futures contract would not result in a loss, such as when there is no movement in the price of the debt or index underlying the futures contract.

An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although a series generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options, (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (5) the facilities of an exchange may not at all times be adequate to handle current trading volume or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

High Yield (Junk) Debt Securities

Each series may also invest up to 30% of its investable assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Prospectuses. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield (Junk) Debt Securities" below. Subsequent to its purchase by the series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

Risk Factors Relating to Investing in High Yield (Junk) Debt Securities.  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (i.e., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lower-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the series' NAV. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the series' portfolio. The achievement of the series' investment objective may be more dependent on the investment adviser's credit analysis and rating assignment than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time. Under circumstances where the series owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the series, this may prevent the series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the series to the risks of high yield securities.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the series may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

When-Issued and Delayed-Delivery Securities

Each series may purchase tax-exempt securities on a when-issued or delayed-delivery basis. When tax-exempt securities are offered on a when-issued or delayed-delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities takes place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed-delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed-delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.

At the time a series makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the series. If a series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued and delayed delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.

Each series may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

Insurance

Each series may purchase insured municipal obligations. Insured municipal obligations may be insured either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Fund or a previous bondholder or noteholder.

Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable a series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by a series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

Municipal Lease Obligations

Each series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board. See "Illiquid Securities" below.

In addition to the risks relating to municipal obligations, municipal lease obligations also expose each series to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.

Municipal Asset-Backed Securities

Each series may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Obtaining Securities Ratings

Each series may obtain a rating for unrated securities that the series owns if, in the investment adviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of the series may be used to pay an NRSRO in connection with obtaining such ratings. Each series may use up to 5% of its assets to obtain ratings for unrated securities that it owns.

Zero Coupon Municipal Bonds

A series may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon municipal bonds do not require the periodic payment of interest. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because a series accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the series.

There are certain risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities become even less liquid. In addition, as these securities do not pay cash interest, a series' investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a series' portfolio.

Illiquid Securities

A series may hold up to 15% of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take prompt action to reduce a series' holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. A series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% of its net assets in illiquid securities.

Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics), (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

Repurchase Agreements

Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.

The series participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC or the Commission). On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

Consistent with applicable regulatory requirements, each series may each lend its respective portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 331/3% of the value of the series' respective total assets and provided that such loans are callable at any time by the series and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the series equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that a series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by a series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the series, and any gain or loss in the market price during the loan would inure to the series.

Since voting or consent rights that accompany loaned securities pass to the borrower, a series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the series' investment in the securities that are the subject of the loan. A series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

Each series may borrow an amount equal to no more than 331/3% of the value of its total assets (calculated at the time of the borrowing). Each series may pledge up to 331/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets, unless this policy is changed by the Board.

Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on NAV of any increase or decrease in the market value of a series' portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a series may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

Temporary Defensive Strategy  When the investment adviser believes that market, economic or political conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment-grade taxable obligations. Investing heavily in cash, cash equivalents or investment-grade taxable obligations is not consistent with each series' investment objective and limits our ability to achieve each series' investment objective, but can help to preserve each series' assets.

Portfolio Turnover  Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Each series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities-excluding whose maturities at acquisition were one year or less. A 100% turnover rate would occur, for example, if all of the securities held in a series' portfolio were sold and replaced within one year. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended August 31, 2004 and the fiscal year ended August 31, 2005, the portfolio turnover rates for the series were as follows:

Series	August 31, 2004	August 31, 2005
Florida	45%	22%
New Jersey	24%	19%
New York	45%	15%
Pennsylvania	32%	14%

The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.

Segregated Accounts

When each series is required to segregate assets in connection with certain transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. Government securities, debt obligations or other eligible liquid, unencumbered assets, marked-to-market daily.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each series

Each series may not:

1. Purchase the securities of any issuer if, as a result, a series would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that a series may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). This restriction does not apply to the Florida Series.

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a series to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a series may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. A series may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each series may make loans, including loans of assets of the series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a series' investment objective.

For purposes of Investment Restriction 1, a series will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the series' total assets, (i) more than 5% of the series total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the series would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 2, under the 1940 Act, a series can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the series must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the series' asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

MANAGEMENT OF THE FUND

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex"† consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Trustees

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Linda W. Bynoe (53)	Trustee	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	88	Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August, 2005) of the High Yield Plus Fund, Inc.

David E. A. Carson (71)	Trustee	Since 2003	Formerly Director (January 2000 to May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	Director (since 2004) of the High Yield Plus Fund, Inc.

Robert E. La Blanc (71)	Trustee	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	89	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Trustee	Since 2003	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media), formerly Chief Executive Officer, (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	89	Director of Gannett Co., Inc. Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp.
					(since May 2001) (aerospace and defense); Director of the High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Trustee	Since 1993	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	89	Director (since January 2005) of the High Yield Plus Fund, Inc.

Robin B. Smith (66)	Trustee	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992); Director (since January 2005) of the High Yield Plus Fund, Inc.

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Stephen G. Stoneburn (62)	Trustee	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995)of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	89	Director (since January 2005) of the High Yield Plus Fund, Inc.

Clay T. Whitehead (66)	Trustee	Since 2003	President (since 1983) of National Exchange Inc. (new business development firm).	90	Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees

Judy A. Rice (57)*	President and Trustee	Since 2003 Since 2000	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.	89	Director (since August 2005) of the High Yield Plus Fund, Inc.

Robert F. Gunia (58)*	Vice President and Trustee	Since 1996	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	160	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc. Vice President (since 2004) and Director (since August 2005) of the High Yield Plus Fund, Inc.

Information pertaining to the officers of the Fund who are not also Trustees is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Kathryn L. Quirk (52)	Chief Legal Officer	Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1995	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47)	Secretary	Since 1998	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary	Since 2004	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41)	Anti-Money Laundering Compliance Officer	Since 2002	Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

†  The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

*  "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**  Unless otherwise noted, the address of the Trustees and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***  There is no set term of office for Trustees and officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Trustee and/or officer.

****  This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Massachusetts law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Fund or for any of its series. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Fund-Audit, Nominating and Governance, and Valuation.

Audit Committee

The Audit Committee consists of the following Independent Trustees; Ms. Bynoe, Messrs. Carson (Chair), Stoneburn, Whitehead and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met 4 times during the fiscal year ended August 31, 2005.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act.

The Nominating and Governance Committee met three times during the fiscal year ended August 31, 2005. The Nominating and Governance Committee Charter is available on the Fund's website at www.jennisondryden.com.

Selection of Trustee Nominees

The Nominating and Governance Committee is responsible for considering trustee nominees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden California Municipal Fund, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the 1940 Act;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Series shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (Prudential) (the parent company of the Series' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee

The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Series' portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund officer availability. The Valuation Committee did not meet during the fiscal year ended August 31, 2005. For more information about the Valuation Committee, see "Net Asset Value" below.

Shareholder Communications with Trustees

Shareholders of the Series can communicate directly with the Board by writing to the Chair of the Board, Dryden California Municipal Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that trustee at Dryden California Municipal Fund, P.O. Box 13964, Philadelphia PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Trustees of the Fund.

The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.

Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund to the Independent Trustees for the fiscal year ended August 31, 2005 and the aggregate compensation paid to the Independent Trustees for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name of Independent Trustee[1]	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Trust and Fund Complex Paid to Trustee
Linda W. Bynoe*	$2,896	None	None	$N/A
David E.A. Carson	$5,907	None	None	$199,750 (38/92)[3]
Robert E. La Blanc	$5,775	None	None	$204,500 (38/92)[3]
Douglas H. McCorkindale[2]	$5,756	None	None	$176,916 (38/92)[3]
Richard A. Redeker	$5,865	None	None	$184,833 (37/91)[3]
Robin B. Smith[2]	$6,108	None	None	$206,500 (37/91)[3]
Stephen G. Stoneburn[2]	$5,815	None	None	$194,000 (37/91)[3]
Nancy H. Teeters**	$7,250	None	None	$160,000 (37/91)[3]
Clay T. Whitehead	$5,815	None	None	$201,500 (38/92)[3]

*  Ms. Bynoe became a Trustee on March 2, 2005.

**  Ms. Teeters became a Trustee Emeritus in April, 2003.

1  Interested Trustees and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

2  Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Trustee, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

3  Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.

The following table sets forth the dollar range of equity securities in each series beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

Trustee Share Ownership Table

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in Florida Series	Dollar Range of Equity Securities in New Jersey Series	Dollar Range of Equity Securities in New York Series	Dollar Range of Equity Securities in Pennsylvania Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
David E. A. Carson	-	-	-	-	Over $100,000
Robert E. La Blanc	-	$10,001-$50,000	-	-	Over $100,000
Douglas H. McCorkindale	-	-	-	-	Over $100,000
Richard A. Redeker	-	$50,001-$100,000	-	-	Over $100,000
Robin B. Smith	-	-	-	-	Over $100,000
Stephen G. Stoneburn	-	-	Over $100,000	-	Over $100,000
Clay T. Whitehead	-	-	-	-	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in Florida Series	Dollar Range of Equity Securities in New Jersey Series	Dollar Range of Equity Securities in New York Series	Dollar Range of Equity Securities in Pennsylvania Series	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Robert F. Gunia	-	-	-	-	Over $100,000
Judy A. Rice	-	-	-	-	Over $100,000

None of the Independent Trustees, or any members of his/her immediate family, owned beneficially or of record, any securities in an investment adviser or principal underwriter of a Series or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of a Series as of December 31, 2004.

Trustees of the Fund are eligible to purchase Class Z shares of each series, if any, which are sold without an initial sales charge or contingent deferred sales charge.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 14, 2005, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund. As of such date, there were no beneficial owners of more than 5% of any class of any series of the Trust.

As of October 14, 2005, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were:

Series Name	Address	Class	Shares/% of Class
Florida

First Clearing, LLC Jean R Dickey Intervivos Tr J Dickey J Dickey	P.O. Box 437 Glen Echo MD 20812	B	39,699/5.60%

First Clearing, LLC Myra Eisner	4 Seymour Drive New City NY 10956	C	22,018/6.09%

Morgan Stanley DW Inc. FBO Betty Louise Sikes TTEE U/A	Harborside Financial Center Place Jersey City NJ 07311	C	40,110/11.09%

Merrill Lynch, Pierce, Fenner & For the Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	6,326/7.50%

Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark NJ 07102	Z	37,782/44.78%

Charles Schwab Co	101 Montgomery Street San Francisco CA 94104	Z	40,236/47.69%

New Jersey

First Clearing, LLC Gail W Bennett	50 Briarwood Road Fair Haven NJ 07704	C	50,011/10.07%

Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark NJ 07102	Z	317,649/86.72%

Charles Schwab Co	101 Montgomery St San Francisco CA 94104	Z	45,764/12.49%

New York

First Clearing, LLC Henry Hocker & Gloria Hocker JT TEN	15 West Suffolk Ave Central Islip NY 11722	C	23,322/10.59%

Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark NJ 07102	Z	117,366/51.87%

Charles Schwab Co	101 Montgomery St San Francisco CA 94104	Z	92,092/40.70%

Pennsylvania

Kenneth J Balkovic	3 Cona Road Mechanicsburg PA 17055	C	13,716/9.66%

Nora R Hyde Alverta Shue JTWROS Tod Nora R Hyde Subject To Sta Tod Rules-NJ	2451 Mayfield Road York PA 17402	C	7,139/5.03%

First Clearing, LLC Edward Dress & Marion M Dress JT Ten	151 Forest Road Mountain Top PA 18707	C	11,261/7.93%

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend disbursing agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all investment advisers and make recommendations to the Board of Trustees with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by The Bank of New York (BNY), the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% to the first  $ billion and 0.45 of 1% over $1 billion of the average daily net assets of each series. The fee is computed daily and payable monthly.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Independent Trustees;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

(3) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Independent Trustees; (c) the fees and expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent auditors; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)3 of the 1940 Act or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund, by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), of such Series upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The amount of the management fee paid by each series of the Fund to PI for the fiscal years ended August 31, 2003, 2004 and 2005 was as follows:

	2003	2004	2005
	Fees	Fees	Fees
	Paid	Paid	Paid
Florida Series	$452,694	$389,947	$331,816
New Jersey Series	918,875	858,288	764,869
New York Series	1,098,573	997,635	916,025
Pennsylvania Series	829,319	769,779	697,000

PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of each series in accordance with its investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the series and is responsible for obtaining and evaluating financial data relevant to the series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in each Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. PIM is paid by PI at an annual rate of .25 of 1% of the average daily net assets of each series.

The amount of the fee paid by PI to PIM for the fiscal years ended August 31, 2003, 2004 and 2005 was as follows:

	2003	2004	2005
	Fees	Fees	Fees
	Paid	Paid	Paid
Florida Series	$226,347	$194,974	$165,908
New Jersey Series	459,437	429,144	382,435
New York Series	549,287	498,817	458,012
Pennsylvania Series	414,660	384,890	348,500

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes apply to access persons (generally persons who have access to information about a series' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the series. The series authorize PI to delegate, in whole or in part, their respective proxy voting authority to its respective investment advisers (currently PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optional benefit for the series. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the series should a proxy issue potentially implicate a conflict of interest between a series and PI or its affiliates.

PI delegates to PIM the responsibility for voting the series' proxies. PIM is expected to identify and seek to obtain the optimal benefit for the series, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a series and delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Series and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.

A summary of the proxy voting policies of PIM is set forth in Appendix III of this SAI.

Information about how the series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC's website, http://www.sec.gov.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the series' portfolios. Unless noted otherwise, all information is provided as of August 31, 2005.

A. Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Florida Series
Susan Courtney	8 Registered Mutual Funds with $2,204,050 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Accounts with $496,442 in total assets under management.

Robert Tipp	17 Registered Mutual Funds with $5,593,724 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $1,606,049 in assets under management.	27 Other Accounts with $16,772,227 in total assets under management.

Dennis Hepworth	8 Registered Mutual Funds with $2,204,050 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

New Jersey Series
Susan Courtney	8 Registered Mutual Funds with $2,118,090 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Accounts with $496,442 in total assets under management.

Robert Tipp	17 Registered Mutual Funds with $5,507,764 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $1,606,049 in assets under management.	27 Other Accounts with $16,772,227 in total assets under management.

Dennis Hepworth	8 Registered Mutual Funds with $2,118,090 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

New York Series
Susan Courtney	8 Registered Mutual Funds with $2,086,474 in total assets under management.	0 Unregistered Pooled Investment Vehicle with 0 in assets under management.	1 Other Accounts with $496,442 in total assets under management.

Robert Tipp	17 Registered Mutual Funds with $5,476,148 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $1,606,049 in assets under management.	27 Other Accounts with $16,772,227 in total assets under management.

Dennis Hepworth	8 Registered Mutual Funds with $2,086,474 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

Pennsylvania Series
Susan Courtney	8 Registered Mutual Funds with $2,131,669 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Accounts with $496,442 in total assets under management.

Robert Tipp	17 Registered Mutual Funds with $5,521,343 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $1,606,049 in assets under management.	27 Other Accounts with $16,772,227 in total assets under management.

Dennis Hepworth	8 Registered Mutual Funds with $2,113,669 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

B. Portfolio Manager Compensation / Material Conflicts of Interest. The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation. The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

Portfolio Manager Compensation / Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used by PIM to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Portfolio Manager Compensation:

Prudential Fixed Income, a unit of PIM, seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Prudential Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional's incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

2)  Prudential Fixed Income's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3)  market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional's incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Conflicts of Interest:

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information. PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, PIM's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates' accounts, and the general account of The Prudential Insurance Company of America ("Prudential's General Account," and together with PIM's proprietary accounts and affiliates' accounts, the "Affiliated Accounts"). PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as "Differing Positions"). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential's General Account, trading by Prudential's General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade. Although PIM expects that Prudential's General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial's Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

C. Portfolio Manager Securities Ownership. The table below identifies, for each Portfolio Manager, ownership of series securities by each Portfolio Manager.

Portfolio	Portfolio Manager(s)	Ownership of Fund Securities

Florida Series	Susan Courtney	None

	Robert Tipp	None

	Dennis Hepworth	None

New Jersey Series	Susan Courtney	None

	Robert Tipp	None

	Dennis Hepworth	None

New York Series	Susan Courtney	None

	Robert Tipp	None

	Dennis Hepworth	None

Pennsylvania Series	Susan Courtney	None

	Robert Tipp	None

	Dennis Hepworth	None

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed-Distributor" in the prospectuses.

Pursuant to separate Distribution and/or Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b 1 under the 1940 Act and separate distribution agreement for each series (Distribution Agreements), the Distributor incurs the expenses of distributing the series' Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Series is Managed-Distributor" in each series' prospectus.

The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and/or service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and/or service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and/or service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each series, as applicable, are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Plans provide that they shall continue in effect from year to year with respect to each applicable series, provided such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time, by vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each series. For the period ending August 31, 2006, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of each series.

For the fiscal year ended August 31, 2005, the Distributor received the following payments from the Fund on behalf of the applicable series under the Class A Plan:

Series
Florida	$127,108
New Jersey	303,315
New York	392,683
Pennsylvania	273,683

These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 2005, the Distributor spent the following approximate amounts in distributing the respective series' Class A shares:

Series
Florida	$126,235
New Jersey	300,560
New York	386,590
Pennsylvania	270,973

For the fiscal year ended August 31, 2005, the Distributor also received approximate initial sales charges attributable to Class A shares as follows:

Series
Florida	$5,200
New Jersey	31,700
New York	19,900
Pennsylvania	27,900

Class B and Class C Plans. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each applicable series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each applicable series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each applicable series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each applicable series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to certain Class C shareholders, initial sales charges until February 2, 2004. For the period ending August 31, 2006, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares of the series.

Class B Plan. For the fiscal year ended August 31, 2005, the Distributor received distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors of Class B shares on the redemption of Class B shares as set forth below:

Series	Amount of Fee	Approximate Contingent Deferred Sales Charges
Florida	$50,151	$30,500
New Jersey	109,895	22,800
New York	99,722	30,700
Pennsylvania	142,012	50,900

For fiscal year ended August 31, 2005, it is estimated that the Distributor spent the following approximate amounts on behalf of the series:

Series	Printing and Mailing Prospectuses to Other Than Current Shareholders		Commission Payments to Financial Advisers of Distributor		Overhead Costs of Distributor**		Compensation to Pruco* for Commission Payments to Representatives and Other Expenses**		Approximate Total Amount Spent By Distributor on Behalf of Series
Florida	$4,700	(8.9%)	$29,600	(56.2%)	$17,900	(34.0%)	$500	(0.9%)	$52,700	(100%)
New Jersey	$4,800	(5.8%)	$59,800	(71.7%)	$4,900	(5.9%)	$13,900	(16.6%)	$83,400	(100%)
New York	$5,600	(5.8%)	$56,800	(59.1%)	$21,900	(22.8%)	$11,800	(12.3%)	$96,100	(100%)
Pennsylvania	$5,800	(5.0%)	$73,700	(64.0%)	$4,100	(3.6%)	$31,600	(27.4%)	$115,200	(100%)

  *  Pruco Securities, LLC (Pruco), an affiliated broker-dealer.

  **  Including lease, utility and sales promotional expenses.

The term "overhead costs" represents (a) the expenses of operating the branch offices of Wachovia Securities and Pruco in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The amount of distribution expenses reimbursable by the Fund with respect to Class B shares is reduced by the amount of such contingent deferred sales charges with respect to redemptions of such shares.

Class C Plan. For the fiscal year ended August 31, 2005, the Distributor received the approximate distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of initial sales charges attributable to Class C shares and the proceeds of contingent deferred sales charges paid by investors of Class C Shares on the redemption of Class C shares as set forth below:

Series	Amount of Fee	Approximate Contingent Deferred Sales Charges
Florida	$33,456	$-
New Jersey	42,791	2,000
New York	19,469	200
Pennsylvania	11,432	1,400

Distribution fees were expended primarily for payment of account servicing fees.

For the fiscal year ended August 31, 2005, the Distributor spent approximately the following amounts on behalf of the series:

Series	Printing and Mailing Prospectuses to Other Than Current Shareholders		Commission Payments to Financial Advisers of Distributor		Overhead Costs of Distributor**		Compensation to Pruco* for Commission Payments to Representatives and Other Expenses**		Approximate Total Amount Spent By Distributor on Behalf of Series
Florida	$2,600	(7.4%)	$31,600	(90.3%)	$800	(2.3%)	$-	(-%)	$35,000	(100%)
New Jersey	$1,600	(3.9%)	$37,400	(92.6%)	$1,400	(3.5%)	$-	(-%)	$40,400	(100%)
New York	$900	(4.2%)	$17,200	(81.2%)	$600	(2.8%)	$2,500	(11.8%)	$21,200	(100%)
Pennsylvania	$400	(4.0%)	$8,200	(82.0%)	$300	(3.0%)	$1,100	(11.0%)	$10,000	(100%)

  *  Pruco Securities, LLC (Pruco), an affiliated broker-dealer.

  **  Including lease, utility and sales promotional expenses.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, for the year ending August 31, 2006 the Distributor has contractually agreed to waive a portion of its distribution fees for Class A and Class C shares of each series respectively, as described above. Fee waivers and subsidies will increase a series' total return.

NASD Maximum Sales Charge Rule. Pursuant to rules of the National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

Other Service Providers

The Bank of New York (BNY), One Wall Street, New York, NY 10286, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly owned subsidiary of PIFM Holder Inc., the parent of PI, the Manager. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

For the fiscal year ended August 31, 2005, the Fund incurred approximately the following expenses for the services of PMFS on behalf of each series:

Series
Florida	$15,800
New Jersey	42,900
New York	57,200
Pennsylvania	55,000

KPMG LLP, 345 Park Avenue, New York, NY 10154 serves as the Fund's independent registered public accounting firm, and in that capacity audited the Fund's financial statements for the fiscal year ended August 31, 2005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, Adviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the Adviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager", as used in this section, includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus it will not deal in over-the-counter securities with Wachovia Securites acting as a market-maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant firm are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue any series' present investment objective. However, in the future in other circumstances, the Fund and/or series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an afiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed by applicable law.

During the fiscal years ended August 31, 2003, 2004 and 2005, the series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the series paid no brokerage commissions to any of the Fund's affiliates, including Wachovia Securities.

	Brokerage Commissions
Series	2003	2004	2005
Florida	$20,124	$22,010	$1,997
New Jersey	34,082	6,053	4,537
New York	38,419	50,650	4,755
Pennsylvania	25,215	5,693	4,161

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at August 31, 2005. As of August 31, 2005, no series held any securities of its regular brokers and dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The series' portfolio holdings are made public, as required by law, in series' annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the series' portfolio holdings as of the fiscal quarter end are reported to the SEC within approximately 60 days after the end of the series' first and third fiscal quarters. Each series will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, a series may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the series' website within 15 days after the end of each month. These postings can be located at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Chief Compliance Officer of a series and an officer of a series, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the series, third-party providers of auditing, custody, proxy voting and other services for the series, rating and ranking organizations, and certain affiliated persons of the series, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of the holdings of a series' portfolios shall be prepared setting forth a legitimate business purpose for such release which shall specify the Portfolio(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the series and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the series.

2.  The request shall be forwarded to the Chief Compliance Officer of the series, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the series must be executed with the recipient of the holdings information.

4.  An officer of the series shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

6.  PI's Fund Administration Department shall arrange for the release of holdings information by the custodian banks.

As of the date of this Statement of Additional Information, the series' will provide:

1.  Traditional External Recipients / Vendors

•  Full holdings on a daily basis to KPMG LLP, Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•  Full holdings on a daily basis to the Fund's Subadvisers, Custodian Bank, sub-custodians (if any are appointed) and accounting (which includes the Custodian Bank and any other accounting agent that may be appointed) agents at the end of each day.

•  Full holdings to the Fund's independent registered public accounting firm, as soon as practicable following the series' fiscal year-end or on an as-needed basis.

•  Full holdings to financial printers as soon as practicable following the end of the series' quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  All series trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the series' fiscal quarter-end.

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•  Full holdings to FactSet and Lipper, Inc. (investment research providers) on a daily and monthly basis, respectively.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Funds' Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the series' disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the series' policies and procedures on portfolio holdings information will protect the series' from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Florida Series, New Jersey Series, New York Series and Pennsylvania Series. The Florida Series, New Jersey Series and New York Series each is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. The Pennsylvania Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Board may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Fund will render assistance to those shareholders who call such a meeting.

The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of each series of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or, (2) on a deferred basis (Class B, Class C and Class A shares (in certain cases)). Class Z shares of the Florida Series, the New Jersey Series and the New York Series are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series-How to Buy Shares" in each series' Prospectus.

Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Fund's Custodian, as directed to you by PMFS, specifying on the wire the account number assigned by PMFS and your name and identifying the series and the class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase by wire, you should wire the Custodian directly and should be sure that the wire specifies Dryden Municipal Series Fund, the series, the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold at a maximum initial sales charge of 4%, and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV at August 31, 2005 of each series, the maximum offering prices of the series' shares are as follows:

Class A	FL	NJ	NY	PA
NAV and redemption price per Class A share*	$10.29	$10.98	$11.66	$10.24
Maximum initial sales charge (4% of offering price) .	.43	.46	.49	.43
Maximum offering price to public	$10.72	$11.44	$12.15	$10.67
Class B
NAV, offering price and redemption price per Class B share*	$10.29	$10.98	$11.67	$10.23
Class C
NAV, offering price and redemption price per Class C share*	$10.29	$10.98	$11.67	$10.23
Class Z
NAV, offering price and redemption price per Class Z share	$10.29	$11.06	$11.68	N/A

*  Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series - How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable series.

Selecting a Purchase Alternative

The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to each series:

If you intend to hold your investment in a series for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares, regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

Class B Shares

The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

The offering price of Class C shares is the next determined NAV. Redemptions of Class C shares may be subject to a CDSC. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

Mutual Fund Programs.  Class Z shares of the Florida, New Jersey and New York Series also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•  mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

•  mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors.  Class Z shares of the Florida, New Jersey and New York Series currently also are available for purchase by the following categories of investors:

•  certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

•  current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

•  Prudential, with an investment of $10 million or more.

Class Z shares may also be purchased by qualified state tuition programs (529 plans).

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor, or to your broker.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Payment for redemption of recently purchased shares will be delayed until the Fund or its transfer agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the transfer agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a NAV of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the

prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

Redemption in Kind.  If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption.  In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege.  If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis). You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.

Contingent Deferred Sales Charge

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a 1% CDSC (the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial Inc.). Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase, will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 12 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account-Exchange Privilege" below.

The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh	None

In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class B Shares

The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

You must notify the Fund's transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Systematic Withdrawal Plan.  The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

Automatic Conversion Feature-Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series at NAV per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the transfer agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

Exchange Privilege

Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the series. Shareholders of the series may also exchange their shares of the same class in certain of the Strategic Partners mutual funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

It is contemplated that the Exchange Privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A.  Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

  Dryden Government Securities Trust
    (Money Market Series)

  MoneyMart Assets, Inc.

  Dryden Tax-Free Money Fund

Class B and Class C.  Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other JennisonDryden or Strategic Partners mutual funds and shares of MoneyMart Assets, Inc. a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Special Exchange Privileges.  A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares, and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series-How to Exchange Your Shares-Frequent Trading" in the prospectus.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	438	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

  See "Automatic Investment Plan (AIP)" below.

1  Source: The College Board, Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2  The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a series by authorizing his or her bank account or Wachovia Securities account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the series. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic Withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series-How to Sell Your Shares-Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable series.

In the case of shares held through the transfer agent, all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and or Distributions" above.

The transfer agent or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholders.

Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and Class C shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan.

Mutual Fund Programs

From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. Each series' share value-known as the net asset value per share or NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each series will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the series' NAV, the series will value its futures contracts generally 15 minutes after the close of regular trading on the NYSE. A series may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each series. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Adviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Adviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a series' portfolio securities to no longer reflect their value at the time of the series' NAV calculation. On a day that the Manager may determine that one or more of the series' portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the series' Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the series' NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the series at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a series declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the series will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

Distributions

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a series. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN A SERIES.

All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically reinvested in additional series shares monthly at NAV on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared as of the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:00 p.m. New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:00 p.m., New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

Realized net capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically reinvested in additional shares of a series.

The per share dividends on Class B shares and Class C shares of a series will generally be lower than the per share dividends on Class A and Class Z shares of the series as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "Net Asset Value" above.

Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

Federal Taxation

Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

Each series of the Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company under the Internal Revenue Code, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (including tax-exempt interest income but without offset for losses from the sale or other disposition of stock, securities, or foreign currency) from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or options thereon or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the assets of the series is represented by cash, and cash items, U.S. government securities or the securities of other regulated investment companies and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its net investment income, including net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each taxable year.

Qualification of the Fund as a regulated investment company under the Internal Revenue Code will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred by that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that series.

Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Substitute payments in lieu of interest received with respect to loaned tax-exempt securities will not be tax exempt. Interest from "specified" private activity bonds, activity bonds issued after August 6, 1986, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income (determined without regard to such adjustment and the alternative minimum tax net operating loss deduction). Exempt-interest dividends must also be taken into account in determining (i) the branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations and (ii) the tax liability of subchapter S corporations with accumulated C corporation earnings and profits.

AMT generally is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Fund.

Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income and will not constitute "qualified dividend income" eligible for long term capital gain rates. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of capital gains and loses, the identification of these gains and loses as short term or long term and the netting thereof and the determination of the amount and nature (taxable or tax-exempt) of dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred by that series.

Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the series for the security. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

Each series' gains and losses on the sale, lapse, or termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term capital gains and losses associated with closing transactions with respect to call options written by such series. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract as long-term or short-term depends on the contract's holding period.

Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the futures contract, bond or note. However, the purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. In certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale of the put is short-term capital gain. Furthermore, under similar circumstances, loss on the exercise of the put is long-term capital loss regardless of the holding period of the property sold pursuant to the put. If a put is sold prior to its exercise or expiration, any gain or loss recognized by a series is long- or short-term capital gain or loss, depending upon the holding period for the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used upon its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

If put options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration.

Many futures and forward contracts entered into by a series and listed nonequity options purchased by a series (including options on debt securities and options on futures contracts), will be governed by section 1256 of the Internal Revenue Code ("Section 1256 Contracts"). Notwithstanding the discussion of gains and losses with respect to call and put options above, absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60 percent long-term and 40 percent short-term capital gain or loss, and, on the last business day of a series' fiscal year, all outstanding Section 1256 Contracts will be marked to market (i.e., treated as if such positions were closed out at their fair market value price on such day), with any resulting gain or loss recognized as 60 percent long-term and 40 percent short-term capital gain or loss. A series may be required to defer the recognition of losses on certain of its positions to the extent of any unrecognized gains on a related position held by the series.

Positions of a series which consist of at least one position not governed by Section 1256 and at least one Section 1256 Contract which substantially diminishes that series' risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist which may reduce or eliminate the impact of these rules. Each series may consider making such elections.

Notwithstanding any of the foregoing, a series is required to recognize gain from a constructive sale of certain "appreciated financial positions" if a series enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to an appreciated financial position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests in (including options, futures and forward contracts with respect to and short sales of) debt instruments.

Similarly, if a series enters into a short sale of property that becomes substantially worthless, the series will be required to recognize gain at that time as though it had closed the short sale.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a series' net investment in the transaction and: (1) the transaction consists of the acquisition of property by the series and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the series on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120 percent of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a series has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the series' shareholders.

The federal income tax rules governing the taxation of interest rate swaps are not entirely clear, and may require a series to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activities in this regard will affect the qualification of any series as a regulated investment company.

Any net capital gains (i.e., the excess of capital gains from the sale of assets held for more than 1 year over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term federal capital gains rate for individuals with respect to capital gains recognized by a series is generally 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

If any net capital gains are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares or refund in such series by the differences between their pro rata share of such gains and of the federal income taxes paid by the series on such gains.

Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than one year.

Any short-term capital loss realized upon sale, redemption or exchange of shares within 6 months from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the sale, redemption or exchange of shares within 6 months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

Under certain circumstances, a shareholder who acquires shares of a series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.

All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, taxable distributions from the Fund, including the proceeds from the redemption or exchange of shares, are subject to withholding of federal income tax in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. The backup withholding rate currently is 28%. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

The tax consequences to foreign shareholders entitled to claim the benefits of an applicable income tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to particular tax consequences resulting from their investment in the Fund. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

State Taxation

The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

Florida.  Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

Florida does impose a State income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of such series may incur Section 103 interest income from Florida Series distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

Provided that on and throughout January 1 of a given year at least 90 percent of the net assets of the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. If the Florida Series fails to satisfy the 90 percent test, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.

New Jersey.  In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series resident in New Jersey and shareholders of the New Jersey Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or other obligations exempt from state or local taxation under the laws of New Jersey or the United States, provided that the relevant series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of

New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series which are attributable to gains realized on the sale or exchange of tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or other obligations exempt from state or local taxation under the laws of New Jersey or the United States, are exempt from New Jersey income tax.

Other distributions from the New Jersey Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

Corporate shareholders resident in New Jersey are taxed under the provisions of the Corporation Business Tax Act or the Corporation Income Tax Act. Neither Act contains a provision that exempts from tax distributions from a qualified investment fund that are attributable to interest or gain from Exempt Obligations. All distributions from the New Jersey Series to corporations subject to tax in New Jersey will be subject to New Jersey taxation whether or not the distributions are attributable to interest or gain from New Jersey obligations.

Shareholders of the New Jersey Series should consult their tax advisers about other state and local tax consequences of their investments in these series.

New York.  Individual shareholders of the New York Series resident in New York State will not be subject to State income tax on distributions received from either such series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the relevant series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.

Other distributions from the New York Series, including those attributable to market discount and capital gains, will generally be subject to State and City income tax.

Distributions from these series must be included in entire net income and shares of the New York Series must be included in investment capital in determining State franchise tax and City general corporation tax for corporate shareholders.

Shares of these series will not be subject to any State or City personal property tax.

The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for New York resident individuals and corporations who are shareholders of the New York Series. Shareholders of the New York Series should consult their advisers about other state and local tax consequences of their investments in these series.

Pennsylvania.  Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series (including without limitation, capital gains dividends) will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

It is unclear whether the conversion of Class B shares into Class A shares (or any other exchange of shares that may be exempt from federal income taxes) is taxable for Pennsylvania state and local tax purposes. In addition, it is unclear whether income derived from some or all of the derivatives and hedging transactions in which the Pennsylvania Series may invest or engage will be exempt for Pennsylvania state and local tax purposes.

Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Series by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Series comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation.

The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania.

Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

FINANCIAL STATEMENTS

Each series' financial statements for the fiscal year ended August 31, 2005, incorporated in this SAI by reference to such series' 2005 annual report to shareholders (File No. 811-4023), have been so incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm.

You may obtain a copy of each series' annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

APPENDIX I-GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard Deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

I-1

APPENDIX II-PROXY VOTING POLICIES OF THE SUBADVISER

A summary of the proxy voting policies of the Fund's Subadviser follows:

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its Asset Management Units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•  a proposal regarding a merger, acquisition or reorganization,

•  a proposal that is not addressed in the unit's detailed policy statement, or

•  circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

• a proposal regarding a merger, acquisition or reorganization,

• a proposal that is not addressed in the unit's detailed policy statement, or

• circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

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Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

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PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Amended and Restated Declaration of Trust of the Registrant, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

(2) Amended and Restated Certificate of Designation incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

(3) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002. (File No. 2-91216).

(4) Amended Certificate of Designation. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A filed via EDGAR on November 1, 2004 (File No. 2-91216).

(b)  Amended and Restated By-Laws of the Registrant dated November 16, 2004.

(c)  (1) Specimen receipt for shares of beneficial interest, $.01 par value, of Florida Series (for Class A shares), incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

(2) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Series (for Class A shares), incorporated by reference to Exhibit No. 4(g) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

(3) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Series (for Class A shares), incorporated by reference to Exhibit No. 4(i) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

(4) Specimen receipt for shares of beneficial interest, $.01 par value, of Pennsylvania Series (for Class A shares), incorporated by reference to Exhibit No. 4(m) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

(d)  (1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91216).

(2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management Inc. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91216).

(e)  Distribution Agreement between the Registrant and Prudential Investment Management Services LLP, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

(f)  Not applicable.

(g)  (1) Custodian Agreement between the Registrant and The Bank of New York (BNY).*

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.*

(h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

(2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999, by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.), incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91216).

(3) Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).

(4) Service Agreement between the Registrant and Pruco Securities Corporation. Incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).

(5) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 2003 (File No. 2-91216).

(i)  (1) Opinion and Consent of Counsel. (Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A filed via EDGAR November 3, 2000.(File No. 2-91215).)

(j)  Consent of independent registered public accounting firm.*

(k)  Not applicable.

(l)  Not applicable.

(m)  (1) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

(2) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91216).

(3) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(d) to PostEffective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

(4) Distribution fee waiver for Class A shares.*

(5) Distribution fee waiver for Class C shares.*

(n)  Amended and Restated Rule 18f-3 Plan of Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A filed via EDGAR on November 1, 2004 (File No. 2-91216).

(p)  (1) Code of Ethics of the Registrant dated April 6, 2005.*

(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Services, LLC, Prudential Investments LLC and Prudential Investment Management, Inc. dated January 1, 2005.*

(q)  Powers of Attorney dated September 7, 2005.*

*Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust (or the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust property or the property of any series thereof or the affairs of the Trust or any Series thereof, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and shall reimburse such shareholder for all expenses reasonably related thereto.

As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to Article XI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee and agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust) may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, in the performance of its duties, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of the Investment Adviser.

(a)  Prudential Investments LLC (PI)

See "How the Fund is Managed-Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

(b)  Prudential Investment Management, Inc. (PIM)

See "How the Series is Managed-Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services-Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Dryden Index Series Fund, The Prudential Investment Portfolios, Inc., Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Small Cap Core Equity Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Prudential World Fund, Inc., Strategic Partners Mutual Funds, Inc., Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden High Yield Fund, Inc., Dryden Total Return Bond Fund, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Dryden Ultra Short Bond Fund, Dryden California Municipal Fund, Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Dryden Government Securities Trust, MoneyMart Assets, Inc., Dryden Tax-Free Money Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Cash Accumulation Trust, Gibraltar Fund Inc., The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Annuity Contract, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  Information concerning the business and other connections of PIMS' directors and principal executive officers are listed in its Form ADV as currently on file with the Commission (File No. 008-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, NY 10286; Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and Prudential Mutual Fund Services LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions "How the Series is Managed-Manager", "-Investment Adviser" and "-Distributor" in the Prospectuses and under the captions "Investor Advisory and Other Services-Manager and Investment Adviser" and "-Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Part A and Part B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

(a) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of October 2005.

  DRYDEN MUNICIPAL SERIES FUND

    Judy A. Rice

  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
David E. A. Carson	Trustee

Robert F. Gunia	Vice President and Trustee

Robert E. La Blanc	Trustee

Douglas H. McCorkindale	Trustee

Richard A. Redeker	Trustee

Judy A. Rice	President and Trustee

Robin B. Smith	Trustee

Stephen G. Stoneburn	Trustee

Clay T. Whitehead	Trustee

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

By: /s/ Jonathan D. Shain	Attorney-in-Fact	October 28, 2005

EXHIBIT INDEX

Exhibits

(b)  Amended and Restated By-Laws of the Registrant dated November 16, 2004.

(g)  (1) Custodian Agreement between the Registrant and The Bank of New York (BNY).

(g)  (2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.

(j)  Consent of independent registered public accounting firm.

(m)  (6) Distribution fee waiver for Class A shares.

(m)  (7) Distribution fee waiver for Class C shares.

(p)  (1) Code of Ethics of the Registrant dated April 6, 2005.

(p)  (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Services, LLC, Prudential Investments LLC and Prudential Investment Management, Inc. dated January 1, 2005.

(q)  Powers of Attorney dated September 7, 2005.